EXECUTION VERSION Deal CUSIP No.: 89674JAP14 Facility CUSIP No.: 89674JAQ9 AMENDED AND RESTATED TERM LOAN AGREEMENT Dated as of October 14, 2021 among TRITON CONTAINER INTERNATIONAL LIMITED, and TAL INTERNATIONAL CONTAINER CORPORATION as the Borrower, TRITON INTERNATIONAL LIMITED as the Guarantor PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, The LENDERS from Time to Time Party Hereto, PNC CAPITAL MARKETS LLC, as Joint Lead Arranger and Bookrunner, ING BELGIUM SA/NV, as Joint Lead Arranger and Co-Syndication Agent, MUFG BANK, LTD., as Joint Lead Arranger and Co-Syndication Agent, BANK OF AMERICA, N.A., as Joint Lead Arranger and Co-Syndication Agent, TRUIST SECURITIES, INC., as Joint Lead Arranger, TRUIST BANK, as and Co-Syndication Agent, CITIBANK, N.A., as Co-Documentation Agent, CRÉDIT INDUSTRIEL et COMMERCIAL, NEW YORK BRANCH, as Co-Documentation Agent, DBS BANK LTD., as Co-Documentation Agent, FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent, MIZUHO BANK LTD., as Co-Documentation Agent, and WELLS FARGO BANK, N.A., as Co-Documentation Agent Exhibit 10.2

TABLE OF CONTENTS Page 744308325 i SECTION 1. DEFINITIONS AND ACCOUNTING TERMS. ........................................ 1 1.1 Definitions.............................................................................................................. 1 1.2 Accounting Terms ................................................................................................ 25 1.3 Other Interpretive Provisions ............................................................................... 25 1.4 Times of Day........................................................................................................ 26 1.5 Joint and Several Liability ................................................................................... 26 1.6 Designation of Lead Borrower as Borrower’s Agent. ......................................... 26 SECTION 2. COMMITMENTS OF THE LENDERS. ................................................... 27 2.1 Commitments to Make Loans .............................................................................. 27 2.2 Loan Options ........................................................................................................ 27 2.3 Borrowing Procedures ......................................................................................... 27 2.4 Continuation of LIBOR Rate Loans .................................................................... 28 2.5 Maturity of Loans ................................................................................................ 28 2.6 Obligations of Lenders Several ............................................................................ 28 2.7 Term Loan Facility .............................................................................................. 29 2.8 Optional Increase in Term Loan Facility ............................................................. 29 SECTION 3. EVIDENCE OF LOANS. ............................................................................ 30 SECTION 4. PRINCIPAL PAYMENT AMOUNTS, INTEREST AND FEES. ........... 31 4.1 Principal Payment Amounts ................................................................................ 31 4.2 Interest.................................................................................................................. 31 4.3 Default Interest..................................................................................................... 31 4.4 Fees ...................................................................................................................... 31 4.5 Method of Calculating Interest and Fees ............................................................. 32 SECTION 5. DEFAULTING LENDERS. ........................................................................ 32 5.1 Defaulting Lenders............................................................................................... 32 SECTION 6. PAYMENTS, OFFSETS, PREPAYMENTS AND REDUCTION OR TERMINATION OF THE COMMITMENTS. ................................. 33 6.1 Payments Generally ............................................................................................. 33 6.2 Prepayments ......................................................................................................... 33 6.3 Offset.................................................................................................................... 35

TABLE OF CONTENTS (continued) Page 744308325 -ii- 6.4 Proration of Payments .......................................................................................... 35 6.5 [Reserved] ............................................................................................................ 35 SECTION 7. ADDITIONAL PROVISIONS RELATING TO EURODOLLAR RATE LOANS; CAPITAL ADEQUACY; TAXES.................................. 35 7.1 Increased Cost ...................................................................................................... 35 7.2 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available; LIBOR Undesirable............................................................................ 37 7.3 Indemnity ............................................................................................................. 38 7.4 Designation of a Different Lending Office .......................................................... 38 7.5 Special Prepayment; Replacement of Lender ...................................................... 39 7.6 Taxes .................................................................................................................... 39 7.7 Benchmark Replacement Setting. ........................................................................ 43 SECTION 8. GUARANTY. ............................................................................................... 52 8.1 Guaranty ............................................................................................................... 52 8.2 No Setoff or Deductions; Taxes; Payments ......................................................... 52 8.3 Rights of the Administrative Agent and the Lenders ........................................... 52 8.4 Certain Waivers ................................................................................................... 53 8.5 Obligations Independent ...................................................................................... 53 8.6 Subrogation .......................................................................................................... 53 8.7 Termination; Reinstatement ................................................................................. 54 8.8 Subordination ....................................................................................................... 54 8.9 Stay of Acceleration ............................................................................................. 54 8.10 Miscellaneous ...................................................................................................... 54 8.11 Condition of Borrowers ....................................................................................... 55 SECTION 9. REPRESENTATIONS AND WARRANTIES. ......................................... 55 9.1 Existence .............................................................................................................. 55 9.2 Authorization; Validity and Enforceability ......................................................... 55 9.3 No Conflicts ......................................................................................................... 55 9.4 No Default ............................................................................................................ 56 9.5 [Reserved] ............................................................................................................ 56 9.6 Litigation .............................................................................................................. 56

TABLE OF CONTENTS (continued) Page 744308325 -iii- 9.7 Title; Liens ........................................................................................................... 56 9.8 Subsidiaries .......................................................................................................... 56 9.9 Partnerships; Limited Liability Companies ......................................................... 56 9.10 Purpose; Use of Proceeds..................................................................................... 56 9.11 Margin Regulations .............................................................................................. 56 9.12 Compliance .......................................................................................................... 56 9.13 ERISA Compliance .............................................................................................. 57 9.14 Environmental Matters......................................................................................... 57 9.15 Taxes .................................................................................................................... 57 9.16 Investment Company Act Representation ........................................................... 57 9.17 Accuracy of Information ...................................................................................... 57 9.18 Financial Statements ............................................................................................ 58 9.19 No Material Adverse Effect ................................................................................. 58 9.20 [Reserved] ............................................................................................................ 58 9.21 Solvency ............................................................................................................... 58 9.22 Anti-Terrorism Laws ........................................................................................... 58 9.23 [Reserved] ............................................................................................................ 58 9.24 Anti-Corruption Laws .......................................................................................... 58 SECTION 10. LOAN PARTIES’ COVENANTS. ............................................................. 58 10.1 Financial Statements and Other Reports .............................................................. 58 10.2 Notices ................................................................................................................. 60 10.3 Existence .............................................................................................................. 60 10.4 Nature of Business ............................................................................................... 60 10.5 Books, Records and Inspection Rights ................................................................ 60 10.6 Insurance; Reports ............................................................................................... 61 10.7 Maintenance of Property ...................................................................................... 61 10.8 Taxes .................................................................................................................... 61 10.9 Compliance .......................................................................................................... 61 10.10 Merger, Purchase and Sale ................................................................................... 62 10.11 Restricted Payments ............................................................................................. 62

TABLE OF CONTENTS (continued) Page 744308325 -iv- 10.12 [Reserved] ............................................................................................................ 62 10.13 [Reserved] ............................................................................................................ 62 10.14 [Reserved] ............................................................................................................ 62 10.15 Total Debt Ratio ................................................................................................... 63 10.16 Minimum Interest Coverage Ratio ....................................................................... 63 10.17 Unencumbered Assets Coverage Ratio ................................................................ 63 10.18 Indebtedness ......................................................................................................... 63 10.19 Liens ..................................................................................................................... 63 10.20 Transactions with Loan-Party Related Parties ..................................................... 64 10.21 Pari Passu ............................................................................................................. 65 10.22 Negative Pledges, Restrictive Agreements, Etc. .................................................. 65 10.23 Use of Proceeds.................................................................................................... 65 10.24 [Reserved] ............................................................................................................ 65 10.25 Anti-Terrorism Laws; International Trade Law Compliance .............................. 65 10.26 Designation of Unrestricted Subsidiaries ............................................................. 66 10.27 [Reserved] ............................................................................................................ 66 10.28 Anti-Corruption Laws .......................................................................................... 66 10.29 Additional Loan Parties ....................................................................................... 66 10.30 Equal and Ratable Security .................................................................................. 66 SECTION 11. CONDITIONS TO CLOSING AND OF EACH BORROWING............ 67 11.1 Conditions to Closing .......................................................................................... 67 11.2 Conditions to each Borrowing ............................................................................. 70 SECTION 12. EVENTS OF DEFAULT AND REMEDIES. ............................................ 70 12.1 Events of Default ................................................................................................. 70 12.2 Remedies .............................................................................................................. 72 12.3 Application of Proceeds ....................................................................................... 72 SECTION 13. ADMINISTRATIVE AGENT. ................................................................... 73 13.1 Appointment and Authority ................................................................................. 73 13.2 Rights as a Lender ................................................................................................ 73 13.3 Exculpatory Provisions ........................................................................................ 73

TABLE OF CONTENTS (continued) Page 744308325 -v- 13.4 Reliance by Administrative Agent ....................................................................... 74 13.5 Delegation of Duties ............................................................................................ 74 13.6 Resignation of Administrative Agent .................................................................. 75 13.7 Non-Reliance on Administrative Agent and Other Lenders ................................ 75 13.8 No Other Duties, Etc. ........................................................................................... 76 13.9 Administrative Agent's Fee .................................................................................. 76 13.10 [Reserved]. ........................................................................................................... 76 13.11 No Reliance on Administrative Agent's Customer Identification Program ......... 76 13.12 Funding Reliance ................................................................................................. 76 13.13 Erroneous Payments............................................................................................. 77 SECTION 14. GENERAL. ................................................................................................... 78 14.1 No Waiver; Cumulative Remedies; Enforcement................................................ 78 14.2 Waivers and Amendments ................................................................................... 78 14.3 Notices ................................................................................................................. 79 14.4 USA Patriot Act Notice ....................................................................................... 81 14.5 Expenses; Indemnity; Damage Waiver ................................................................ 81 14.6 Governing Law; Entire Agreement ...................................................................... 83 14.7 Successors and Assigns........................................................................................ 83 14.8 Assignments by Lenders ...................................................................................... 84 14.9 Register ................................................................................................................ 87 14.10 Participation ......................................................................................................... 87 14.11 Certain Pledges; Successors and Assigns Generally ........................................... 88 14.12 Survival ................................................................................................................ 88 14.13 Effect of Amendment and Restatement ............................................................... 88 14.14 Severability .......................................................................................................... 89 14.15 Execution in Counterparts, Effectiveness, Etc. .................................................... 89 14.16 Investment ............................................................................................................ 89 14.17 Other Transactions ............................................................................................... 89 14.18 Forum Selection and Consent to Jurisdiction ...................................................... 90 14.19 Waiver of Jury Trial ............................................................................................. 90

TABLE OF CONTENTS (continued) Page 744308325 -vi- 14.20 Treatment of Certain Information; Confidentiality .............................................. 90 14.21 Interest Rate Limitation ....................................................................................... 91 14.22 Payments Set Aside.............................................................................................. 91 14.23 No Advisory or Fiduciary Responsibility ............................................................ 92 14.24 Appointment of Lead Arranger and Bookrunner; No Other Duties .................... 92 14.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions............................................................................................................ 93 14.26 Acknowledgement Regarding Any Supported QFCs. ......................................... 93 14.27 Electronic Execution ............................................................................................ 94

-vii- 744308325 SCHEDULES Schedule I Commitments and Percentages Schedule II Consolidated Tangible Net Worth Schedule 9.6 Litigation and Contingent Liabilities Schedule 9.8 Subsidiaries Schedule 9.9 Partnerships, Limited Liability Companies Schedule 9.14 Environmental Matters Schedule 10.2 Addresses for Notices Schedule 10.20 Transactions with Related Parties EXHIBITS Exhibit A Form of Note Exhibit B [Reserved] Exhibit C Form of Loan Request Exhibit D Form of Compliance Certificate Exhibit E Form of Assignment and Assumption Exhibit F [Reserved] Exhibit G Form of Optional Prepayment Notice Exhibit H-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit H-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit H-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit H-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

744308325 AMENDED AND RESTATED TERM LOAN AGREEMENT THIS AMENDED AND RESTATED TERM LOAN AGREEMENT, dated as of October 14, 2021, is among TRITON CONTAINER INTERNATIONAL LIMITED, an exempted company limited by shares incorporated under the laws of Bermuda (“TCIL” or “Lead Borrower”), TAL INTERNATIONAL CONTAINER CORPORATION, a corporation organized and existing under the laws of the State of Delaware (“TALICC”; together with TCIL, the “Borrowers” and each, individually, a “Borrower”), the LENDERS (as hereinafter defined), TRITON INTERNATIONAL LIMITED, an exempted company limited by shares incorporated in Bermuda (the “Guarantor”), as a guarantor and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”). W I T N E S E T H: WHEREAS, the Borrowers are engaged in the owning and leasing of marine cargo containers and activities incidental thereto; WHEREAS, the Borrowers are direct or indirect subsidiaries of the Guarantor; WHEREAS, the Borrowers, various financial institutions and PNC Bank, National Association as administrative agent, entered into the Term Loan Agreement, dated as of May 27, 2021 (as amended or otherwise modified prior to the date hereof, the “Existing Term Loan Agreement”); WHEREAS, the Borrowers have requested that the Lenders provide a term loan facility and, subject to and upon the terms set forth herein, the Lenders are willing to make available to the Borrowers the term loan facility set forth herein; WHEREAS, the Borrowers, the Guarantor, the Lenders and the Administrative Agent desire to amend the Existing Term Loan Agreement in certain respects to provide the credit facilities to the Borrowers and to restate the Existing Term Loan Agreement as so amended; and NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows: SECTION 1. DEFINITIONS AND ACCOUNTING TERMS. 1.1 Definitions. In addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated for purposes of this Agreement: “ABS Subsidiary” means a bankruptcy-remote special purpose entity that is a Subsidiary of a Borrower or Guarantor created for the sole and exclusive purpose of purchasing or financing assets of a Borrower through a Permitted Securitization. “Additional Lender” has the meaning set forth in Section 2.8(c).

2 744308325 “Administrative Agent” means PNC Bank in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the office of the Administrative Agent specified as the “Administrative Agent’s Office” on Schedule 10.2. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means either (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning set forth in Section 7.5. “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Affiliated Entities” means Affiliates of a Borrower that are engaged in the secondary sale and/or leasing of Container Equipment. “Aggregate Commitment Amount” means One Billion Two Hundred Million Dollars ($1,200,000,000), as such amount may be increased in accordance with Section 2.8 hereof. “Agreement” means this Amended and Restated Term Loan Agreement. “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and any other similar anti-bribery or anti-corruption laws or regulations administered or enforced in any jurisdiction in which the applicable Borrower or any of its Subsidiaries is located or conducts business. “Anti-Terrorism Laws” means any laws rules or regulations relating to anti-terrorism, economic, financial sanctions programs and trade embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such laws, all as amended, supplemented or replaced from time to time. “Applicable Margin” means, as applicable, (a) the percentage to be added to the Base Rate applicable to Base Rate Loans based on the S&P Rating then in effect as set forth in the pricing grid below under the heading “Base Rate Percentage” or (b) the percentage to be added to the LIBOR Rate applicable to LIBOR Rate Loans based on the S&P Rating then in effect as set forth in the pricing grid below under the heading “LIBOR Rate Percentage”. Level S&P Rating LIBOR Rate Percentage Base Rate Percentage Unused Fee Percentage I ≥ BBB 1.250% 0.250% 0.150% II BBB- 1.375% 0.375% 0.200% III < BBB- 1.625% 0.625% 0.250%

3 744308325 If (i) there is no S&P Rating or (ii) an Event of Default has occurred and is continuing, the Applicable Margin shall be the highest percentage indicated therefor in the above table. Each change in the LIBOR Rate Percentage or the Base Rate Percentage, as applicable, resulting from a publicly announced change in such S&P Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 14.8(a)), and accepted by the Administrative Agent, in substantially the form (including electronic documentation generated by use of an electronic platform) of Exhibit E or any other form approved by the Administrative Agent. “Audited Financial Statements” means the audited consolidated balance sheet of Triton Holdco and its Subsidiaries as of December 31, 2020 and the related consolidated statements of operations, stockholder’s equity and comprehensive income, and cash flows for the fiscal year ended December 31, 2020, including the notes thereto. “Authorized Officer” means the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Assistant Treasurer of the Borrowers, or such other individuals, designated by written notice to the Administrative Agent from the Borrowers, authorized to execute notices, reports and other documents on behalf of the Borrowers required hereunder. Either Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent. “Availability Period” means the period following the Closing Date and ending on November 24, 2021. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Base Rate” means, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the Federal Funds Open Rate, plus 0.5%, (ii) the Prime Rate, and (iii) the Daily LIBOR Rate, plus 1.00%, so long as Daily LIBOR Rate is offered, ascertainable and not unlawful; provided that, if the Base Rate as determined pursuant to clauses (i), (ii) or (iii) above would be less than 0%, the Base Rate will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents. Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. The

4 744308325 Administrative Agent will give notice promptly to each Borrower and the Lenders of changes in the Base Rate. “Base Rate Loan” means any Loan or portion thereof during any period in which it bears interest at a rate determined with reference to the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Borrower” has the meaning set forth in the preamble. “Borrower Related Party” means, for purposes of Section 10.18 only, any Person (other than a Restricted Subsidiary) (a) which directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, Triton Holdco, (b) which beneficially owns or holds five percent (5%) or more of the equity interest of Triton Holdco or (c) five percent or more of the equity interest of which is beneficially owned or held by Triton Holdco or a Restricted Subsidiary. “Borrowing” means Loans made by all Lenders on the same Business Day and pursuant to the same Loan Request in accordance with Section 2.3 or 2.4 and any additional Loans made pursuant to Section 2.8. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, (i) the state where the Administrative Agent’s Office is located or (ii) New York, and, with respect to LIBOR Rate Loans, means any such day on which dealings in Dollar deposits are conducted by banks in the London interbank deposit market. “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing. “Casualty Loss” means, (x) with respect to Eligible Assets, any of the following: (a) such Eligible Asset is lost, stolen or destroyed; (b) such Eligible Asset is damaged beyond repair or permanently rendered unfit for use for any reason whatsoever; or (c) if such Eligible Asset is subject to a lease agreement, such Eligible Asset shall have been deemed under such lease agreement to have suffered a casualty loss. “Casualty Receivables” means all rights of the Borrowers to payment for Eligible Assets sold and all rights of the Borrowers to payment in connection with a Casualty Loss. “Cessation Announcements” has the meaning set forth in Section 7.7(a). “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law,

5 744308325 rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Official Body or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events by which: (a) Triton Holdco shall cease directly or indirectly to own 100% of the Voting Stock of each Borrower (or Surviving Entity pursuant to Section 10.10); or (b) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 40% of the total of all Voting Stock of Triton Holdco (or, if applicable, a Successor Holding Company (as defined below)); provided, that notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control solely as a result of Triton Holdco becoming a direct or indirect wholly owned subsidiary of a holding company if the direct or indirect holders of the Voting Stock or shares of such holding company immediately following that transaction are substantially the same as the holders of Triton Holdco’s Voting Stock immediately prior to that transaction (and such holders of Triton Holdco’s Voting Stock immediately prior to such transaction would not have otherwise caused a Change of Control) (such an entity, a “Successor Holding Company”). “Closing Date” means the date following execution and delivery of this Agreement on which the conditions precedent in Section 11.1 have been satisfied or waived as provided therein. “Code” means the United States Internal Revenue Code of 1986, as amended from time to time (and any successor statute thereto), and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code as in effect on the Closing Date, and any subsequent provisions of the Code, amendments thereto or substitutions therefor. “Commitment” means, for any Lender, such Lender’s commitment to make Loans under this Agreement. The amount of the Commitment of each Lender as of the Closing Date is set forth on Schedule I, and such amount may be adjusted by increases of the Commitments pursuant to assignments in accordance with Section 14.8. “Commitment Increase” has the meaning set forth in Section 2.8(a).

6 744308325 “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Interest Expense” means, for any period, (a) the sum of (i) the aggregate of the interest expense of Triton Holdco and its Consolidated Subsidiaries for such period, on a consolidated basis, as determined in accordance with GAAP and (ii) all realized expenses on non-designated Interest Rate Agreements which were recorded on the most recent income statements of Triton Holdco, less (b) all amortization or accretion of original issue discount and deferred finance charges. “Consolidated Net Income” means for any period, the aggregate net income (or loss) of Triton Holdco and its Consolidated Subsidiaries, for such period, determined in accordance with GAAP; provided, that Triton Holdco’s, or any of its Consolidated Subsidiary’s, equity in the net income of any Subsidiary of such Person that is not a Consolidated Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to Triton Holdco or such Consolidated Subsidiary as a dividend or other distribution. “Consolidated Subsidiaries” means, with respect to any Person, each Restricted Subsidiary of such Person that is required to be consolidated with such Person in accordance with GAAP. “Consolidated Tangible Net Worth” means, as of the date of any determination thereof, in each case based on the most recent Triton Holdco financial statements, (a) the sum of (x) total shareholders’ equity of Triton Holdco and its Consolidated Subsidiaries, as determined in accordance with GAAP (excluding any non-cash gain or loss on any interest rate protection agreement or similar hedging agreement resulting from the requirements of FASB ASC No. 815 or any similar accounting standard), plus (y) all net deferred income tax liabilities on the balance sheet of Triton Holdco plus (z) the amount set forth on Schedule II hereto in respect of the relevant quarter, less (b) all Intangible Assets of Triton Holdco and its Consolidated Subsidiaries. “Container Equipment” means intermodal dry van and special purpose cargo containers, (including any generator sets or cooling units used with refrigerated containers, and any related spare parts, and any substitutions, additions or replacements for, to or of any such associated generator sets, gps units and refrigeration units) and all special purpose containers, open top containers, flat rack containers, bulk containers, cellular palletwide containers, rolltrailers and all other types of special containers and tank containers and chassis. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

7 744308325 “Consolidated EBIT” means, for any period, the sum of Consolidated Net Income, plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (a) all income tax expense of Triton Holdco and its Consolidated Subsidiaries, all taxes incurred by Triton Holdco and its Consolidated Subsidiaries in respect of the repatriation of income from jurisdictions outside the United States and all amounts paid by Triton Holdco and its Consolidated Subsidiaries pursuant to the terms of any tax sharing or similar agreement; (b) the Consolidated Interest Expense plus, to the extent deducted from Consolidated Interest Expense, any amortization or accretion of original issue discount and deferred finance charges; (c) depreciation and amortization charges of Triton Holdco and its Consolidated Subsidiaries relating to any increased depreciation or amortization charges resulting from purchase accounting adjustments or inventory write-ups with respect to acquisitions or the amortization or write-off of deferred debt or equity issuance costs; (d) all other non-cash charges of Triton Holdco and its Consolidated Subsidiaries (other than depreciation expense) minus, with respect to any such non-cash charge occurring on or after the Restatement Effective Date that was previously added in a prior period to calculate Consolidated EBIT and that represents an accrual of or reserve for cash expenditures in any future period, any cash payments made during such period; (e) any non-capitalized costs incurred in connection with financings, acquisitions of containers or chassis or dispositions (including financing and refinancing fees and any premium or penalty paid in connection with redeeming or retiring Indebtedness prior to the stated maturity thereof pursuant to the agreements governing such Indebtedness); (f) all non-cash expenses attributable to (i) earn-out agreements, (ii) stock appreciation rights, (iii) “phantom” stock plans, (iv) employment agreements, (v) non- competition agreements and (vi) incentive and bonus plans entered into by Triton Holdco or any of its Consolidated Subsidiaries for the benefit of, and in order to retain, directors, executives, officers or employees of Persons or businesses; (g) all non-cash losses with respect to any Interest Rate Agreement; (h) any loss realized upon the sale or other disposition of assets (other than Container Equipment and related assets) of Triton Holdco or any Consolidated Subsidiary of Triton Holdco or any other Person (including pursuant to any sale-and- leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any loss realized upon the sale or other disposition of any equity interests of any Person; (i) cash related to any loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such

8 744308325 operations were classified as discontinued) solely to the extent such cash is received by Triton Holdco or any Consolidated Subsidiary; (j) any adjustments, restructuring costs, non-recurring expenses, non- recurring fees, non-operating expenses, charges or other expenses (including bonus and retention payments and non-cash compensation charges) made or incurred in connection with the acquisition of a company or acquisitions of containers; and (k) the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by Triton Holdco and its Consolidated Subsidiaries in establishing, implementing, integrating or replacing financial, information technology and other similar systems of Triton Holdco and its Consolidated Subsidiaries; minus, the following, to the extent added when calculating Consolidated Net Income: (l) all non-cash gains with respect to any Interest Rate Agreement; (m) any gain realized upon the sale or other disposition of assets (other than containers and related assets) of Triton Holdco or any Consolidated Subsidiary of Triton Holdco or any other Person (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain realized upon the sale or other disposition of any equity interests of any Person; and (n) cash related to any gain attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued) solely to the extent such cash is received by Triton Holdco or any Consolidated Subsidiary; in each case, for such period and as determined for Triton Holdco and its Consolidated Subsidiaries in accordance with GAAP. “Covered Entity” means, (a) each Loan Party and each of such Loan Party’s Subsidiaries, and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise. “Covered Party” has the meaning set forth in Section 14.26(b). “Daily LIBOR Rate” means, for any day, the rate per annum determined by the Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage on such day. “Debtor Relief Law” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium,

9 744308325 rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default Rate” means an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, that with respect to a LIBOR Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum. “Defaulting Lender” means, subject to Section 5.1, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Lead Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Lead Borrower, the Administrative Agent or any Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or a Borrower, to confirm in writing to the Administrative Agent and such Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and such Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by an Official Body so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Official Body) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.1) upon delivery of written notice of such determination to the Borrowers and each Lender. “Disqualified Person” means, on any date, (a) any marine container or chassis leasing company or their respective subsidiaries, any other Person 30% or more of the issued and outstanding equity securities of which are owned by a Disqualified Person, or any other Person

10 744308325 that is a competitor of a Borrower or any of its Subsidiaries and has been designated by a Borrower as a “Disqualified Person” by written notice to the Administrative Agent and the Lenders and (b) any Affiliate of any Person described in clause (a) above; provided that “Disqualified Person” shall exclude any Person that such Borrower has designated as no longer being a “Disqualified Person” by written notice delivered to the Administrative Agent from time to time. “Dollars” and the sign “$” means lawful money of the United States. “DQ List” has the meaning set forth in Section 14.8(b)(iv). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; or (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless an Event of Default has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (w) a Defaulting Lender, (x) the Borrowers, (y) any of the Borrowers’ Affiliates or Subsidiaries or (z) a Disqualified Person. “Eligible Assets” means, with respect to the Borrowers and as of any relevant date of determination, the sum of: (A) the net investment of each Borrower in Finance Leases of Container Equipment as recorded on such Borrower’s balance sheet (determined in accordance with GAAP consistently applied); (B) the sum of (x) each Borrower’s Container Equipment (not including the Net Book Value, if any, of (A) any lost, stolen or destroyed Container Equipment to the extent the aggregate Net Book Value thereof (calculated as though not lost, stolen or destroyed) exceeds $250,000, and (B) any spare parts comprising any portion of Container Equipment) minus (y) unsecured purchase money Indebtedness owed to a vendor and trade payables incurred in connection with the acquisition of such Container Equipment; and

11 744308325 (C) the book value of Casualty Receivables at such time (as determined in accordance with GAAP consistently applied) of the Borrowers which are outstanding for one hundred twenty (120) days or less (excluding Casualty Receivables from Affiliated Entities in excess of $5,000,000 in the aggregate); in each case, calculated in accordance with GAAP; provided, that each such container shall be free and clear of all Liens except for Permitted Encumbrances. “Environmental Laws” means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any corporation, trade or business that is, along with TCIL or TALICC, as applicable, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan Section 430 of the Code or Section 303 of ERISA; or (h) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate. “Erroneous Payment” has the meaning set forth in Section 13.13(a). “Erroneous Payment Notice” has the meaning set forth in Section 13.13(b). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association, as in effect from time to time. “Event of Default” means any of the events described in Section 12. “Exchange Act” means the Securities Exchange Act of 1934, as in effect on the Closing Date. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any recipient or required to be withheld or deducted from a payment to a recipient, (a) Taxes

12 744308325 imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 7.5) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 7.6, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such recipient’s failure to comply with Section 7.6(g) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Executive Order No. 13224” means Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “Existing Term Loan Agreement” has the meaning set forth in the recitals. “Facility Usage” means, at any time of determination, the sum of the aggregate principal balances of the Loans outstanding at such time. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Open Rate” means, for any day, the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Administrative Agent (for purposes of this definition, an “Alternate Source”), or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. If and when the Federal Funds Open Rate changes, the rate of interest with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to the Borrower, effective on the date of any such change.

13 744308325 “Fee Letter” means the fee letter agreement, dated October 14, 2021, between the Borrowers and the Administrative Agent. “Finance Lease” means any lease classified as a “finance lease” under GAAP, but excluding, for the avoidance of doubt, any Operating Lease. “Finance Lease Obligations” means, as of the date of any determination thereof, the amount at which the aggregate Rentals due and to become due under all Finance Leases under which a Borrower or any of its Restricted Subsidiaries is a lessee would be reflected as a liability on a consolidated balance sheet of such Borrower or any of its Restricted Subsidiaries. “Fitch Rating” means with respect to any Person, (i) at any time the rating issued by Fitch Ratings Inc. and then in effect with respect to Indebtedness under this Agreement (it being understood that if such Person does not have a rating for such Indebtedness but has a rating from Fitch Ratings Inc. for senior unsecured debt securities, then such rating shall be used for determining the “Fitch Rating”) and (ii) the corporate family rating for such obligor’s corporate family. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “Funding Date” means any Business Day during the Availability Period designated by a Borrower as the day on which a Borrowing shall, subject to terms and conditions of this Agreement, be made by the Lenders; provided, that the initial Funding Date shall occur no later than thirty (30) days following the date of this Agreement. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Guarantor” means Triton Holdco and any other guarantor party hereto from time to time. As of the Closing Date, Triton Holdco is the sole guarantor. “Hedging Obligations” means, with respect to any Person, the obligations of such Person under an Interest Rate Agreement. “IBA” has the meaning set forth in Section 7.7(a). “Increase Effective Date” see Section 2.8(d).

14 744308325 “Indebtedness” of any Person means, without duplication, all obligations of such Person which in accordance with GAAP shall be classified upon the balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (b) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (c) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (d) Finance Lease Obligations, (e) obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (f) obligations of such Person upon which interest charges are customarily paid, (g) obligations of such Person issued or assumed as the deferred purchase price of property or services, (h) obligations of such Person, actual or contingent, as an account party in respect of letters of credit and bankers’ acceptances (other than any such obligations in respect of undrawn amounts under letters of credit in respect of trade payables), (i) obligations in respect of guarantees of Indebtedness set forth in clauses (a) through (h); provided that trade payables, deferred rental income, repair service provision, deferred taxes, taxes payable, payroll expenses and other accrued expenses incurred in the ordinary course of business shall not constitute Indebtedness. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of either Borrower under any Loan Document, and (ii) to the extent not otherwise described in the preceding clause (i), Other Taxes. “Indemnitee” has the meaning set forth in Section 14.5. “Intangible Assets” means, with respect to any Person, all intangible assets of such Person and shall include unamortized debt discount and expense, unamortized deferred charges and goodwill. “Interest Period” means the period of time selected by the Lead Borrower in connection with (and to apply to) any election permitted hereunder by the Lead Borrower to have Loans bear interest at the LIBOR Rate. Subject to the last sentence of this definition, such period shall be one, three or six Months. Such Interest Period shall commence on the effective date of such LIBOR Rate Loan, which shall be (i) the applicable Funding Date if the Lead Borrower is requesting a LIBOR Rate Loan, or (ii) the date of renewal of or conversion to the LIBOR Rate Loan if the Lead Borrower is renewing or converting to LIBOR Rate Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Lead Borrower shall not select, convert to or renew an Interest Period for any portion of a LIBOR Rate Loan that would end after the Maturity Date. “Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other agreement intended to protect a Borrower against fluctuations in the rate of interest on its Indebtedness for borrowed money.

15 744308325 “Investment” means any investment, made in cash or by delivery of any kind of property or asset, in any Person, whether by acquisition of shares of stock or similar interest, Indebtedness or other obligation or security, or by loan, advance or capital contribution, or otherwise; provided that, notwithstanding the foregoing, for purposes of calculating the financial covenants under this Agreement, net investment in Finance Leases are not considered “Investments”. “IRS” means the United States Internal Revenue Service. “ISP98” means the rules of the International Standby Practices (ICC Publication Number 590) as in effect from time to time. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Official Body charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Official Body, in each case whether or not having the force of law. “Lead Borrower” has the meaning set forth in the preamble. “Lender” means the financial institutions named on Schedule I hereto and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender. “Lending Office” means, as to the Administrative Agent or any Lender, the office or offices of such Person described as such in such Lender’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrowers and the Administrative Agent. “Lessee” means a Person that is leasing or renting Container Equipment owned by the a Borrower. “Liabilities” means, without duplication, all obligations of the Loan Parties to the Administrative Agent or any Lender under this Agreement, the Notes, any Interest Rate Agreement with a Lender or any other Loan Document, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. “LIBOR Rate” means, for any Interest Period with respect to the Loans to which the LIBOR Rate applies, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards to the nearest 1/100 of 1% per annum) (a) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Administrative Agent as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. Dollars for an amount comparable to such Loan and having a borrowing date and a maturity

16 744308325 comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (b) a number equal to 1.00 minus the LIBOR Reserve Percentage. Notwithstanding the foregoing, if the LIBOR Rate as determined under any method above would be less than zero percent (0.00%), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. The LIBOR Rate shall be adjusted with respect to any Loan to which the LIBOR Rate applies that is outstanding on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrowers of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. “LIBOR Rate Loan” means any Loan that bears interest at a rate determined with reference to the LIBOR Rate. “LIBOR Reserve Percentage” means as of any day the maximum effective percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding or in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City. “Lien” means any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under any Finance Lease. “Loan” has the meaning set forth in Section 2.1(a) and includes any additional loan made pursuant to Section 2.8. “Loan Documents” means this Agreement, the Notes, the Fee Letter, any Loan Request and any other document, instrument or agreement at any time executed and delivered pursuant to or in connection with any of the foregoing. “Loan Party” means the Borrowers and the Guarantor. “Loan Request” has the meaning set forth in Section 2.3(a). “Majority Lenders” means, as of any date of determination, those Lenders having an aggregate Percentage of more than 50%; provided that the Commitment of, and the aggregate outstanding amount of all Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders. “Material Adverse Effect” means a material adverse effect upon (a) the business, financial condition, operations or properties of the Loan Parties and their Subsidiaries, taken as a

17 744308325 whole or (b) the Loan Parties’ ability to pay when due and/or perform their Liabilities under this Agreement or any other applicable Loan Document. “Material Subsidiary” means, on any date, any Subsidiary of a Loan Party that had more than 10.0% of consolidated assets of Triton Holdco and its Consolidated Subsidiaries as reflected on the most recent financial statements delivered pursuant to Section 10.1 prior to such date, in each case excluding any Subsidiaries that are special purpose vehicles. “Maturity Date” means the earlier to occur of (i) May 27, 2026 and (ii) the date on which the Liabilities have been declared payable in accordance with the provisions of Section 12.2 hereof. “Month” means, with respect to an Interest Period for any LIBOR Rate Loan, the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any LIBOR Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month. “Multiemployer Plan.” means an employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions. “Net Book Value” means with respect to a Borrower’s Container Equipment or Eligible Assets, as applicable, as of any date of determination, an amount equal to the original equipment cost thereof, less all accumulated depreciation thereof, determined as of the last day of the most recently ended fiscal month, in each case, as determined in accordance with GAAP. “Note” means a promissory note made by the Borrowers, as applicable, in favor of a Lender substantially in the form of Exhibit A. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Official Body” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered,

18 744308325 become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 7.5). “Participant” has the meaning set forth in Section 14.10. “Participant Register” has the meaning set forth in Section 14.10. “Payment Date” means (a) with respect to any Base Rate Loan, the last Business Day of each month, and (b) with respect to any LIBOR Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such LIBOR Rate Loan is a part and, in the case of a Borrowing of a LIBOR Rate Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three (3) months’ duration after the first day of such Interest Period. “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA. “Pension Plan” means a “pension plan”, as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Plan), and to which a Borrower or any ERISA Affiliate has liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA. “Percentage” means, with respect to any Lender, the percentage which such Lender’s Commitment is of the Aggregate Commitment Amount (or, if the Commitments have terminated, the percentage which such Lender’s Loans is of the aggregate principal amount of all outstanding Loans). “Permitted Business” means the purchase, operation, management, administration, storage, leasing, financing and sale of equipment and other capital assets which are used in connection with the intermodal transportation of freight by containers and related assets and any activities that are substantially similar, related, complementary, ancillary or incidental thereto. Such equipment and other capital assets shall include, without limitation, intermodal containers, containers, port equipment, harbor vessels, trucks, cranes and other equipment and other capital assets used in connection with the container related transportation of freight. The logistics business, management services business, the purchase and resale business, the static storage business, the finance lease business and all other businesses and activities engaged in by a Borrower or its Subsidiaries or Affiliates on the Closing Date, and any activities that are

19 744308325 substantially similar, related, complementary, ancillary or incidental thereto or extensions thereof, are also deemed to be a Permitted Business. “Permitted Encumbrances” means (a) Liens for current taxes, assessments, governmental charges or levies not delinquent or taxes, assessments, governmental charges or levies being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained, (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, seamen’s, stevedores’, wharfinger’s, landlord’s, supplies’ and other like statutory liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 30 days after receipt of notice thereof or which are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained, (c) the interest of a Lessee in Container Equipment leased or rented to such Lessee, and (d) Liens resulting from final judgments or orders that, individually and in the aggregate, are less than the amount described in Section 12.1(i) (solely to the extent that such Liens arise from judgments, decrees or attachments in respect of which a Borrower shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings (including in connection with the deposit of cash or other property in connection with the issuance of stay and appeal bonds)). “Permitted Liens” means Liens permitted under Section 10.17. “Permitted Securitization” means any secured lending facility entered into by an ABS Subsidiary solely for the purpose of purchasing, financing or refinancing of assets of one or more Borrowers, provided that (i) any Indebtedness incurred in connection with such facility is non- recourse to the Loan Parties or any of their respective Subsidiaries (other than such ABS Subsidiary) and their respective assets, (ii) other than the initial Investment in such ABS Subsidiary, none of the Loan Parties or any of their respective Subsidiaries is required to make additional Investments in such ABS Subsidiary, and (iii) none of the Loan Parties or any of their respective Subsidiaries has any obligation to maintain such ABS Subsidiary’s financial condition or cause such ABS Subsidiary to achieve certain levels of operating results other than any obligation of the Loan Parties or any of their respective Subsidiaries has as an equipment manager of Container Equipment with respect to such ABS Subsidiary. “Permitted Transaction” means any of the following transactions: (a) any lease agreement in the ordinary course of business; (b) any merger, consolidation, dissolution or liquidation of any Restricted Subsidiary of a Borrower with and into such Borrower (so long as such Borrower is the surviving corporation of such merger, consolidation, dissolution or liquidation); (c) any merger, consolidation, dissolution or liquidation of any Restricted Subsidiary of a Borrower with and into any other Restricted Subsidiary of such Borrower;

20 744308325 (d) any sale, assignment, transfer, conveyance or other disposition of assets by any Restricted Subsidiary of a Borrower to such Borrower or any other Restricted Subsidiary of such Borrower; (e) any disposition of used, obsolete, uneconomic, worn-out or surplus assets of a Borrower and its Restricted Subsidiaries in the ordinary course of business; (f) any sale, assignment, transfer, conveyance or other disposition by a Borrower or any Restricted Subsidiary of such Borrower of Container Equipment or other assets to their respective Lessees in the ordinary course of business pursuant to (A) a Finance Lease that is originated in the ordinary course of business, (B) a purchase option contained in any lease agreement with such Lessee that was originated in the ordinary course of business or (C) any other arm’s length transaction with a Person that is not an Affiliate of such Borrower entered into in the ordinary course of business; (g) any transaction pursuant to which a Borrower and/or any of its Restricted Subsidiaries sells, conveys or otherwise transfers, or grants a security interest in, containers, leases and other related assets to an ABS Subsidiary or other special purpose vehicle or any other Person (other than a Borrower or Subsidiary of a Borrower) in connection with a securitization; provided that no Borrower or Restricted Subsidiary of a Borrower (other than an ABS Subsidiary or other special purpose vehicle) has any obligation to maintain such entity’s financial condition or cause such entity to achieve certain levels of operating results (other than those related to or incidental to the relevant securitization) and none of the holders of the related Indebtedness shall have recourse to any Borrower or any of its Restricted Subsidiaries (other than an ABS Subsidiary or other special purpose vehicle) for credit losses on leases or the inability of the containers or chassis, in each case subject to the securitization, to generate sufficient cash flow to repay such Indebtedness issued by such entity; and (h) any other sale or disposition by such Borrower or any Restricted Subsidiary of such Borrower of Container Equipment or other assets that will result in net sales proceeds (after deducting any costs incurred in connection with each such sale) of not less than the sum of the net book values, determined in accordance with GAAP, of the Container Equipment or other assets that were sold. “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof or other entity. “PNC Bank” means PNC Bank, National Association, and its successors. “Prime Rate” means the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged commercial borrowers or others by the Administrative Agent. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced.

21 744308325 “Principal Office” means the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania. “Principal Payment Amount” means, for each Principal Payment Date, two percent (2.00%) of the aggregate outstanding principal amount of the Loans as of the initial Principal Payment Date, subject to (i) adjustment pursuant to Section 6.2(c)(iii) and (ii) increase pursuant to Section 2.8. “Principal Payment Date” means (i) the last Business Day of each of March, June, September and December, commencing on the earlier of the last day of the calendar quarter in which the Availability Period ends or the last day of the calendar quarter in which the aggregate Commitments are fully drawn and (ii) the Maturity Date. “Published Rate” means the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the rate at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market for a one month period as published in another publication selected by the Administrative Agent). “QFC Credit Support” has the meaning set forth in Section 14.26(a). “Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable. “Register” has the meaning set forth in Section 14.9. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisor of such Person and such Person’s Affiliates. “Remaining Lenders” has the meaning set forth in Section 7.5. “Rentals” means all fixed rents (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by a Borrower or a Restricted Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by a Borrower or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, utilities, repairs, insurance, taxes and similar charges. Fixed rents under any so-called “percentage lease” shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee, regardless of sales volume or gross revenues. “Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

22 744308325 “Reportable Event” means any of the events set forth in Section 4043 of ERISA, other than event for which the thirty (30) day notice period has been waived. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary. “S&P” means S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC. “S&P Rating” means, with respect to any Person, at any time (i) the rating issued by S&P and then in effect with respect to Indebtedness under this Agreement (it being understood that if such Person does not have a rating for such Indebtedness but has a rating from S&P for senior unsecured debt securities, then such rating shall be used for determining the “S&P Rating”) and (ii) the corporate family rating for such obligor’s corporate family. “Sanctioned Country” means a country subject to a sanctions program maintained under any Anti-Terrorism Law. “Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) a Person named on the lists maintained by the European Union available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm, or as otherwise published from time to time, (c) a Person named on the lists maintained by Her Majesty’s Treasury available at http://www.hm-treasury.gov.uk/fin_sanctions_index.htm, or as otherwise published from time to time, (d) a Person that is specifically targeted by any other relevant sanctions authority of a jurisdiction in which TCIL or TALICC or any of their respective Subsidiaries conduct business, (e) (i) an agency of the government of, or an organization controlled by, a Sanctioned Country, to the extent such agency or organization is subject to a sanctions program administered by OFAC, or (ii) a Person located, organized or resident in a Sanctioned Country, to the extent such Person is subject to a sanctions program administered under any Anti- Terrorism Law or (f) a Person controlled by any such Person set forth in clauses (a) through (e) above. “Secondary Term SOFR Conversion Date” has the meaning set forth in Section 7.7(g). “Security” has the meaning given to such term in Section 2(1) of the Securities Act of 1933. “Subsidiary” means any Person of which or in which a Borrower and its other Subsidiaries own directly or indirectly more than 50% of (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of a Person which is a corporation, (b) the capital, membership or profits interest of a Person which is a limited liability company, partnership, joint venture or similar entity, or (c) the beneficial interest of a Person which is a trust, association or other unincorporated organization.

23 744308325 “Supported QFC” has the meaning set forth in Section 14.26(a). “Surviving Entity” has the meaning set forth in Section 10.10(a). “TALICC” has the meaning set forth in the preamble. “Taxes” with respect to any Person means all present and future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Official Body upon such Person, its income or any of its properties, franchises or assets. “TCIL” has the meaning set forth in the preamble. “TCIL Credit Agreement” means the Eleventh Restated and Amended Credit Agreement, dated as of October 14, 2021, among the Borrowers, the Guarantor, various financial institutions and Bank of America, N.A., as administrative agent (as amended, restated, supplemented or otherwise modified from time to time). “Termination Event” with respect to any Pension Plan means (a) the institution by a Borrower, the PBGC or any other Person of steps to terminate such Pension Plan, (b) the occurrence of a Reportable Event with respect to such plan which the Majority Lenders reasonably believe may be a basis for the PBGC to institute steps to terminate such Pension Plan or (c) the withdrawal from such Pension Plan (or deemed withdrawal under section 4062(e) of ERISA) by a Borrower or any ERISA Affiliate if such Borrower or such ERISA Affiliate is a substantial employer within the meaning of section 4063 of ERISA. “Total Debt” means the sum of (a) the principal amount outstanding under all Indebtedness of Triton Holdco and its Consolidated Subsidiaries, including capitalized lease obligations and (b) all accrued interest on, and fees in respect of, such Indebtedness. Notwithstanding anything to the contrary herein, Indebtedness consisting of Hedging Obligations shall not be included in the calculation of Total Debt. “Total Debt Ratio” means, with respect to Triton Holdco and its Consolidated Subsidiaries the ratio of Total Debt to Consolidated Tangible Net Worth. “Trade Date” has the meaning set forth in Section 14.8(a)(i)(B). “Triton Holdco” means Triton International Limited (an exempted company limited by shares incorporated in Bermuda). “Type” means, relative to any Borrowing or Loan, the characterization thereof as a LIBOR Rate Loan or a Base Rate Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

24 744308325 “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unencumbered Assets Coverage Ratio” means, at any time, with respect to the Borrowers the ratio of (a) the sum of the Net Book Value of Eligible Assets of such Persons at such time to (b) the result of (i) the aggregate outstanding amount of unsecured Indebtedness of such Persons at such time (other than Indebtedness consisting of Hedging Obligations), minus (ii) all unencumbered and unrestricted cash held by such Persons in accounts of such Persons on such date of determination. “United States” and “U.S.” mean the United States of America. “Unmatured Event of Default” means an event or condition which with the lapse of time or giving of notice, or both, would constitute an Event of Default. “Unrestricted Subsidiary” means (a) with respect to a Borrower, any Subsidiary identified as an “Unrestricted Subsidiary” of such Borrower in Schedule 9.9 and (b) any Subsidiary that is designated by a Borrower as an “Unrestricted Subsidiary” in accordance with the procedures set forth in Section 10.26. “Unused Fee” means an unused fee payable on the first Principal Payment Date in an amount equal to the Unused Fee Percentage times the daily amount by which the Aggregate Commitment Amount exceeds the Facility Usage. The Unused Fee shall be calculated for the period commencing on the sixtieth (60th) day following the Closing Date to the day before the earlier of the next Principal Payment Date or the end of the Availability Period, as the case may be. “Unused Fee Percentage” means the applicable percentage set forth in the definition of Applicable Margin. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107- 56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolutions Regime” has the meaning set forth in Section 14.26(a). “U.S. Tax Compliance Certificate” has the meaning set forth in Section 7.6(g)(ii)(2)(c). “Voting Stock” means, with respect to any Person, any Security of any class or classes of such Person the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions) of such Person. “Wholly-owned” when used in connection with any Subsidiary means a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors’ and alternate directors’ qualifying shares) or partnership interests, as the case may be, and all

25 744308325 Indebtedness for borrowed money shall be owned by the Borrowers and/or one or more of its Wholly-owned Subsidiaries. “Withholding Agent” means the Borrowers and the Administrative Agent. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.2 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and any Loan Party or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Loan Parties shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Loan Parties shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. 1.3 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any organization document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,”

26 744308325 “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”. (c) Any reference to a “fiscal quarter” or a “fiscal year” means, respectively, a fiscal quarter or fiscal year of Triton Holdco and its Subsidiaries. (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.4 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time zone (daylight or standard, as applicable). 1.5 Joint and Several Liability. Each Borrower is jointly and severally liable under this Agreement for all Liabilities including Liabilities incurred by TCIL under the Existing Term Loan Agreement, regardless of the manner or amount in which proceeds of the Loans are used, allocated, shared or disbursed by or among the Borrowers themselves, or the manner in which the Administrative Agent and/or any Lender accounts for such Loans or other extensions of credit in its book and records. Notwithstanding the foregoing, all Loans shall be funded to and received by the Lead Borrower, and the Lead Borrower shall account for such Loans or other extensions of credit in its books and records consistent with such funding. 1.6 Designation of Lead Borrower as Borrower’s Agent. (a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as such Borrower’s agent to receive notices on behalf of any Borrower, and on a nonexclusive basis, without prohibiting any Borrower to act on its own account, to obtain Loans, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement. As the disclosed principal for its agent, each Borrower shall be obligated to the Administrative Agent and each Lender on account of Loans so made as if made directly by the Lenders to such Borrower, notwithstanding the manner by which such Loans are recorded on the books and records of the Lead Borrower and of any other Borrower.

27 744308325 (b) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a Borrower) on whose behalf the Lead Borrower has requested a Loan. None of the Administrative Agent nor any Lender or Issuer shall have any obligation to see to the application of such proceeds. (c) The authority of the Lead Borrower to request Loans on behalf of, and to bind, the Borrowers, shall continue unless and until the Administrative Agent actually receives written notice of: (i) the termination of such authority, and (ii) the subsequent appointment of a successor Lead Borrower, which notice is signed by the respective Authorized Officer of each Borrower; and (iii) written notice from such successive Lead Borrower accepting such appointment and acknowledging that from and after the date of such appointment, the newly appointed Lead Borrower shall be bound by the terms hereof, and that as used herein, the term “Lead Borrower” shall mean and include the newly appointed Lead Borrower. SECTION 2. COMMITMENTS OF THE LENDERS. Subject to the terms and conditions of this Agreement, each Lender, severally but not jointly, agrees to make Loans, as described in this Section 2. 2.1 Commitments to Make Loans. (a) Each Lender, severally but not jointly, agrees to make term loans to the Borrowers (collectively the “Loans” and each individually a “Loan”) from time to time during the Availability Period, in the amount that the Borrowers may request (as set forth in Section 2.3) up to, but not exceeding, after giving effect to such Loan and all other outstanding Loans of such Lender, the unused portion of such Lender’s Commitment; provided, that the sum of the Loans advanced by the Lenders under this Section 2.1 shall not exceed the Aggregate Commitment Amount. (b) All Loans shall be made by the Lenders on a pro rata basis, calculated for each Lender based on its Percentage. 2.2 Loan Options. Each Loan shall be a LIBOR Rate Loan or a Base Rate Loan, as selected by the Lead Borrower. During any period that any Event of Default or Unmatured Event of Default exists, the Lead Borrower shall no longer have the option of electing LIBOR Rate Loans, and during such period all Loans shall be automatically converted to (on the last day of the Interest Period therefor) Base Rate Loans only, it being understood, however, that the foregoing shall not be construed to waive, amend or modify any right or power of the Lenders and the Administrative Agent hereunder, including all rights to terminate the Commitments and declare the Loans immediately due and payable. 2.3 Borrowing Procedures. (a) Loan Requests. The Lead Borrower shall give the Administrative Agent notice by (x) telephone (promptly confirmed in writing substantially in the form of Exhibit C (a “Loan Request”)) or (y) by delivering a Loan Request, not later than 11:00 a.m. at least (i) three (3) Business Days (or such later date agreed to by the

28 744308325 Administrative Agent and Majority Lenders) prior to the requested Funding Date or, in the case of a continuation or conversion, the continuation or conversion date, as applicable, in the instance of a Borrowing of LIBOR Rate Loans (or continuation or conversion, as applicable) or (ii) one (1) Business Day prior to the requested Funding Date in the instance of a Borrowing of Base Rate Loans, of each requested Borrowing, and the Administrative Agent shall promptly advise each Lender of its receipt of such Loan Request; provided, that each such Loan Request shall be in a minimum amount of Fifty Million Dollars ($50,000,000). Each Loan Request from the Lead Borrower to the Administrative Agent shall specify (i) the aggregate amount of the Borrowing requested (or continued or converted, as applicable), (ii) the Type of Loans being borrowed, continued or converted, as applicable, and (iii) if such Borrowing, continuation or conversion is of LIBOR Rate Loans, the Interest Period with respect thereto (subject to the limitations set forth in the definition of Interest Period). Any Loan Request not specifying the Type of Borrowing shall be deemed a request for a Borrowing of LIBOR Rate Loans. The Lead Borrower shall make no more than four (4) Borrowings during the Availability Period. (b) Funding of Administrative Agent. Not later than 11:00 a.m. on the Funding Date of each Borrowing, each Lender shall provide the Administrative Agent at the Administrative Agent’s Office (or such other place as the Administrative Agent shall designate from time to time) with immediately available funds covering such Lender’s Percentage of such Borrowing and the Administrative Agent shall pay over such funds to the Lead Borrower upon the Administrative Agent’s receipt of the documents, if any, required under Section 11 with respect to such Loan and provided all of the conditions precedent to the funding of the requested Loans have been satisfied. 2.4 Continuation of LIBOR Rate Loans. Subject to Section 2.2, each LIBOR Rate Loan shall automatically continue as a LIBOR Rate Loan on the last day of the current Interest Period for such LIBOR Rate Loan for an Interest Period of equivalent duration, unless paid in full on such last day, or unless one or more of the conditions in Section 7.2 are in effect, in which case such LIBOR Rate Loan shall convert into a Base Rate Loan, to begin on the last day of such current Interest Period. Each continuation of LIBOR Rate Loans shall be pro-rated among the applicable outstanding Loans of all Lenders. 2.5 Maturity of Loans. Unless required to be sooner paid pursuant to the other provisions of this Agreement, the Loans shall mature and be due and payable in full on the Maturity Date. 2.6 Obligations of Lenders Several. The obligations of each Lender hereunder to make its Loan and to make payments pursuant to this Agreement are several and not joint. The failure of any Lender to make its Loan or to make any payment under this Agreement on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under this Agreement.

29 744308325 2.7 Term Loan Facility. The credit facility evidenced by this Agreement is a term loan facility. Accordingly, the Lead Borrower will not have the right to reborrow any amounts repaid or prepaid to the Lenders in accordance with the terms of this Agreement. 2.8 Optional Increase in Term Loan Facility. (a) The Lead Borrower may at any time, and from time to time, after the Closing Date and prior to the end of the Availability Period, by a written notice to the Administrative Agent (which shall promptly notify the Lenders), request that the Aggregate Commitment Amount be increased (a “Commitment Increase”) by an amount (in aggregate for all such requests) not to exceed Two Hundred Million Dollars ($200,000,000) and each such Commitment Increase shall be in the minimum amount of Twenty Million Dollars ($20,000,000). At the time of sending such notice, the Lead Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders), the amortization schedule of each additional Loan made pursuant to this Section 2.8. Any additional Loan will amortize at the same annual rate of amortization as the Loans that are in effect when such additional Loan is funded. Such annual rate of amortization on the initial Loan will be calculated by comparing the annual aggregate scheduled principal payments of the initial Loan to the unpaid principal balance of such initial Loan at the time the additional Loan is funded. (b) Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than or less than its applicable Percentage of such requested increase. Any Lender that fails to respond within such time period shall be deemed to have declined to increase its Commitment. (c) The Administrative Agent shall notify the Lead Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld, delayed or conditioned), the Lead Borrower may also invite one or more Eligible Assignees to become parties hereto as Lenders (each, an “Additional Lender”). (d) If the Commitments are increased in accordance with this Section, the Administrative Agent and Lead Borrower shall mutually determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Lead Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date. (e) As a condition precedent to any Commitment Increase: (i) the Lead Borrower shall deliver to the Administrative Agent a certificate signed by an Authorized Officer of such Borrower dated as of the Increase Effective Date, stating that, with respect to the Borrower: (A) the

30 744308325 representations and warranties contained in Section 9 are true and correct on and as of such Increase Effective Date, before and after giving effect to the Commitment Increase, as though made on and as of such Increase Effective Date, (B) no Material Adverse Effect has occurred since the date of the financial statements most-recently delivered pursuant to Section 10.1(a), (C) no Unmatured Event of Default or Event of Default exists before or after giving effect to such additional Loan and (D) the Borrowers shall be in pro forma compliance with all covenants set forth in Sections 10.12, 10.13 and 10.14 hereof; and (ii) on or before such Increase Effective Date, the Administrative Agent shall have received, for further distribution to each Lender (including each Additional Lender) a joinder agreement dated as of such Increase Effective Date from each Additional Lender, if any, in form and substance reasonably satisfactory to the Lead Borrower and the Administrative Agent. (f) On each Increase Effective Date, upon fulfillment of the conditions set forth in Section 2.8(e), (i) the Administrative Agent shall notify the Lenders (including each Additional Lender) and the Lead Borrower of the occurrence of the Commitment Increase to be effected on such Increase Effective Date, (ii) each applicable Additional Lender shall become a party to this Agreement with the rights and obligations of a “Lender” hereunder, (iii) the Administrative Agent shall record in the Register the relevant information with respect to each Additional Lender on such date and (iv) Schedule I shall be deemed amended to reflect the applicable Commitment Increase. Each Additional Lender shall, before 11:00 a.m. on the Increase Effective Date, make available for the account of its applicable lending office to the Administrative Agent at the Administrative Agent’s Office, in same day funds, an aggregate amount to be distributed to the other Lenders for the account of their respective applicable lending offices such that, after giving effect to such distribution, each Lender has a ratable share (calculated based on its Commitment as a percentage of the Aggregate Commitment Amount after giving effect to such Commitment Increase) of the Loans. The Principal Payment Amounts for each Payment Date shall be increased to reflect this Commitment Increase as necessary based on the amortization schedule provided by the Borrowers pursuant to Section 2.8(a). Each Borrower acknowledges that, in order to maintain the Loans in accordance with each Lender’s ratable share thereof, a reallocation of the Commitments as a result of a non-pro rata increase in the Aggregate Commitment Amount may require prepayment of all or portions of the Loans on the date of such increase (and any such prepayment shall be subject to the provisions of Section 6.2). SECTION 3. EVIDENCE OF LOANS. (a) The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of either Borrower hereunder to pay any amount owing with respect to the

31 744308325 Liabilities. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (b) Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type and amount of each of its Loans, the Interest Period therefor (if applicable) and payments with respect thereto. SECTION 4. PRINCIPAL PAYMENT AMOUNTS, INTEREST AND FEES. 4.1 Principal Payment Amounts. On each Principal Payment Date during the term of this Agreement, the Borrowers shall repay the Loans in an amount equal to the Principal Payment Amount. The aggregate principal balances of the Loans, together with accrued interest thereon and all other amounts owed by the Borrowers pursuant to the terms of the Loan Documents, shall be payable in full on the earlier to occur of (i) the scheduled Maturity Date and (ii) the date on which the Liabilities have been declared payable in accordance with the provisions of Section 12.2 hereto. 4.2 Interest. Subject to Section 4.3 and Section 7.7, (a) Base Rate Loans. The unpaid principal of the Base Rate Loans shall bear interest prior to maturity at a rate per annum equal to the sum of (i) the Base Rate in effect from time to time plus (ii) the Applicable Margin in effect from time to time, payable on each Payment Date and at maturity. (b) LIBOR Rate Loans. The unpaid principal of the LIBOR Rate Loans shall bear interest prior to maturity at a rate per annum equal to the sum of (i) the LIBOR Rate in effect for each applicable Interest Period plus (ii) the Applicable Margin in effect from time to time, payable on each Payment Date and at maturity. (c) Maximum Interest Rate. The amount of interest charged on the Loans shall be subject to the provisions of Section 14.21 hereto. 4.3 Default Interest. The Borrowers shall pay interest on any amount of principal of any Loan which is not paid when due, whether at stated maturity, by acceleration or otherwise, after as well as before judgment, accruing from the date such amount shall have become due to the date of payment thereof in full at the Default Rate. Interest after maturity shall be payable on demand. 4.4 Fees. The Borrowers shall pay to the Administrative Agent and the Lenders, for their own respective accounts, on (i) the Closing Date the fees described in the Fee Letter, and (ii) on the first Principal Payment Date, the Unused Fee, if any.

32 744308325 4.5 Method of Calculating Interest and Fees. Interest calculated based on the Prime Rate shall be computed on the basis of a year consisting of 365 or 366 days, as the case may be, and paid for actual days elapsed, calculated as to each applicable period from the first day thereof to the last day thereof. All other interest and fees shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed, calculated as to each applicable period from the first day thereof to the last day thereof. SECTION 5. DEFAULTING LENDERS. 5.1 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as specified in the definition of “Majority Lenders” and Section 14.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 12 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 6.3 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrowers may request (so long as no Potential Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, so long as no Potential Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by a Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and fourth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or at a time when the conditions specified in Section 11.1 were satisfied or waived, such payment shall be applied solely to pay the Loans of, owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, owed to, such Defaulting Lender until such time as all Loans to Non-Defaulting Lenders are in proportion to its Percentage. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender and each Lender irrevocably consents hereto.

33 744308325 (b) Defaulting Lender Cure. If the Lead Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions specified therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded to be held on a pro rata basis by the Lenders in accordance with the Commitments under the applicable Facility, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of either Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 6. PAYMENTS, OFFSETS, PREPAYMENTS AND REDUCTION OR TERMINATION OF THE COMMITMENTS. 6.1 Payments Generally. Except as otherwise specified in this Agreement, all payments hereunder (including payments with respect to the Loans) shall be made without set- off or counterclaim and shall be made in coin or currency of the United States which at the time of payment shall be legal tender for the payment of public and private debts in immediately available funds by the Borrowers to the Administrative Agent for the account of the Lenders, pro rata according to the unpaid principal amounts of the Loans held by them. All such payments shall be made to the Administrative Agent, prior to 1:00 p.m. on the date due at the Administrative Agent’s Office or at such other place as may be designated by the Administrative Agent to the Borrowers in writing. Any payment received after 1:00 p.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly remit in immediately available funds to each Lender its share of all such payments received by the Administrative Agent for the account of such Lender. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of payment of interest or any fees. For purposes of the imposition of any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or any variation thereof or any penalty with respect to the maintenance or fulfillment of the Borrowers’ obligations under this Agreement, whether directly or by such being imposed on or suffered by the Administrative Agent or any Lender, all payments hereunder shall be made from sources within the United States by the Borrowers. Any payments or prepayments to be applied to the outstanding amount of any Loans shall be applied to the Loans held by the Lenders that are not Defaulting Lenders ratably (based upon the outstanding amount of all Loans held by all Lenders that are not Defaulting Lenders) until each Lender (including any Defaulting Lender) has its Percentage of all of the outstanding amount of the Loans, and the balance, if any, of such payments or prepayments shall be applied to the Loans of all Lenders in accordance with their respective Percentages. 6.2 Prepayments.

34 744308325 (a) [Reserved]. (b) Optional. (i) General Prepayments. Each Borrower may from time to time (subject to the notice and minimum prepayment provisions set forth in this clause (i)), upon prior written or electronic notice, in the form attached as Exhibit G hereto, received by the Administrative Agent (which shall promptly advise each Lender thereof, in any case not later than one (1) Business Day after the Administrative Agent has received the notice) at least three (3) Business Days prior to any prepayment of LIBOR Rate Loans and one (1) Business Day prior to any prepayment of Base Rate Loans, prepay the principal of the Loans in whole or in part without premium or penalty; provided that (x) any partial prepayment of principal pursuant to this clause (b)(i) shall be in a minimum amount of $500,000 and (y) any prepayment of a LIBOR Rate Loan on a day other than the last day of an Interest Period therefor shall be subject to Section 7.3. (ii) Special Prepayments. Either Borrower may from time to time prepay without premium or penalty, except as provided in Section 7.3, any Loan pursuant to the provisions of Section 7.5. Any prepayment of the principal of the Loans pursuant to this clause (b)(ii) shall include accrued interest to the date of prepayment on the principal amount being prepaid. (c) Prepayments Generally; Application. (i) Any prepayment pursuant to Section 6.2(a) or 6.2(b) above shall be applied to such Loans as the applicable Borrower shall direct or, in the absence of such direction: first, to any LIBOR Rate Loan with an Interest Period ending on the date of such prepayment, second, to any Base Rate Loans outstanding on such date, and third, to such other Loans as the Administrative Agent may reasonably determine. (ii) Each prepayment under this Section 6.2 shall be made together with accrued interest and any additional amount which is payable pursuant to Section 7.1, Section 7.3 or otherwise hereunder. (iii) Each prepayment under this Section 6.2 shall be applied to reduce all remaining scheduled Principal Payment Amounts (including the Principal Payment Amount due on the Maturity Date) by a fraction, stated as a percentage, the numerator of which is the amount of such prepayment and the denominator of which is equal to the aggregate unpaid principal balance of all Loans immediately prior to such prepayment. (iv) Each Borrower shall promptly confirm in writing any telephonic notice of prepayment in writing. The Administrative Agent will promptly notify each Lender of its receipt of any notice of a prepayment and of the amount of such Lender’s prepayment, in any case at the latest one Business Day after the Administrative Agent has received notice thereof.

35 744308325 (v) For the avoidance of doubt, no prepayment of any portion of the principal balances of the Loans may be reborrowed by the Borrowers. 6.3 Offset. In addition to and not in limitation of all rights of offset that any Lender may have under applicable law, each Lender shall, upon the occurrence of any Event of Default described in Section 12.1 or any Unmatured Event of Default described in Section 12.1(c), have the right to appropriate and apply to the payment of the Liabilities owing to it (whether or not due) any and all balances, credits, deposits, accounts or moneys of the Loan Parties then or thereafter with such Lender or any Affiliate thereof, and each such Affiliate is hereby irrevocably authorized to permit such setoff, provided that any such appropriation and application shall be subject to the provisions of Section 6.4. 6.4 Proration of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of any Loan in excess of its pro rata share of payments and other recoveries obtained by all Lenders on account of all Loans (including after giving effect to the loss of any payment or recovery by any other Lender), such Lender shall purchase from the other Lenders such participations in the Loans held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery pro rata with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest unless the Lender from which such payment is recovered is required to pay interest thereon, in which case each Lender which is required to restore such purchase price shall pay its pro rata share of such interest. The Borrowers agree that any Lender so purchasing a participation from the other Lenders under this Section 6.4 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off pursuant to Section 6.3) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim. 6.5 [Reserved]. SECTION 7. ADDITIONAL PROVISIONS RELATING TO EURODOLLAR RATE LOANS; CAPITAL ADEQUACY; TAXES. 7.1 Increased Cost. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate);

36 744308325 (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrowers will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then

37 744308325 the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). 7.2 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available; LIBOR Undesirable. (a) Unascertainable. If on any date on which a LIBOR Rate would otherwise be determined, the Administrative Agent shall have determined that: (i) adequate and reasonable means do not exist for ascertaining such LIBOR Rate, or (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBOR Rate, then the Administrative Agent shall have the rights specified in Section 7.2(c). (b) Illegality; Increased Costs; Deposits Not Available. If at any time any Lender shall have determined that: (i) the making, maintenance or funding of any Loan to which the LIBOR Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or (ii) such LIBOR Rate will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which the LIBOR Rate applies, respectively, are not available to such Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Administrative Agent shall have the rights specified in Section 7.2(c). (c) Administrative Agent’s and Lender’s Rights. In the case of any event specified in Section 7.2 (a) above, the Administrative Agent shall promptly so notify the Lenders and the Borrowers thereof, and in the case of an event specified in Section 7.2 (b) above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrowers. Subject to Section 7.7, upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (i) the Lenders, in the case of such notice given by the Administrative Agent, or (ii) such Lender, in the case of such notice given by such Lender, to allow the Borrowers to select, convert to or renew a LIBOR Rate Loan shall be suspended until the Administrative Agent shall have later notified the Borrowers, or such Lender shall have

38 744308325 later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 7.2(a) and the Borrowers have previously notified the Administrative Agent of their selection of, conversion to or renewal of a LIBOR Rate Loan and such interest rate election has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of such Loan as a Base Rate Loan. If any Lender notifies the Administrative Agent of a determination under Section 7.2(b), the Borrowers shall, subject to the Borrowers’ indemnification obligations under Section 7.3, as to any LIBOR Rate Loan of the Lender applies, on the date specified in such notice either convert such LIBOR Rate Loan to a Base Rate Loan otherwise available with respect to such Loan or prepay such Loan in accordance with Section 6.2. Absent due notice from the Borrowers of conversion or prepayment, such Loan shall automatically be converted to a Base Rate Loan otherwise available with respect to such Loan upon such specified date. 7.3 Indemnity. The Borrowers will jointly and severally indemnify each Lender against any loss or expense which such Lender may sustain or incur, including any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain a Loan, due to (a) any failure by the Borrowers to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) any payment or prepayment (including any prepayment pursuant to Section 7.3 or 7.5) of any LIBOR Rate Loan on a date other than the last day of the Interest Period for such Loan, (c) any assignment of a LIBOR Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 7.5, or (d) any failure to convert a LIBOR Rate Loan into a Base Rate Loan if required hereunder. If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrowers, in writing, of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Lender ten (10) Business Days after such notice is given. 7.4 Designation of a Different Lending Office. If any Lender requests compensation under Section 7.1, or either Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Official Body for the account of any Lender pursuant to Section 7.6, then such Lender shall (at the request of the Lead Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.1 or Section 7.6, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

39 744308325 7.5 Special Prepayment; Replacement of Lender. If any Lender makes any demand for payment of any amount pursuant to Sections 7.1, 7.2 or 7.6, gives any notice pursuant to Section 7.2 or 7.3 or is a Defaulting Lender (any such Lender, an “Affected Lender”), then the Borrowers may, with the prior written consent of the Administrative Agent, either (i) reduce or terminate the Commitments of such Affected Lender and immediately prepay the applicable outstanding Liabilities owed to such Affected Lender (or all outstanding Liabilities owed to such Affected Lender in the case of a termination) so that, after giving effect to such prepayment, such Affected Lender has a pro rata share (based on its revised Percentage after giving effect to such reduction) of the outstanding Loans, together with all accrued and unpaid interest thereon, and/or (ii) cause such Affected Lender to assign its Commitments, its Loans and its interest in this Agreement and the other Loan Documents to one or more other Eligible Assignees (any such assignee, together with all Lenders other than such Affected Lender, the “Remaining Lenders”) selected by the Borrowers and acceptable to the Administrative Agent. Any assignment made pursuant to clause (ii) above shall be in accordance with Section 14.8 (but without giving effect to any provision of such Section which restricts the minimum or maximum amount which is permitted to be assigned). Any Affected Lender that is replaced pursuant to clause (ii) of this Section 7.5 shall be entitled to receive (x) from such Eligible Assignees to which its Commitments and Loans are assigned, its pro rata share (based on its Percentage prior to giving effect to such assignment) of the outstanding Loans and (y) from the Borrowers, all accrued and unpaid interest thereon, any other outstanding Liabilities owed to such Lender (to the extent not paid pursuant to the immediately preceding clause (x)), and any additional amount which is payable pursuant to Section 7.1 or otherwise hereunder. If any reduction or termination of any Affected Lender’s Commitment is made pursuant to clause (i) above, then (A) the Aggregate Commitment Amount shall be reduced by an amount equal to the aggregate amount of the Commitment so reduced or terminated, and (B) each Remaining Lender’s (and, in the case of a reduction, such Affected Lender’s) share or percentage of the Aggregate Commitment Amount, as so reduced, shall be deemed proportionately adjusted; it being understood that the amount of any Lender’s Commitment (as opposed to any Lender’s share or percentage of the Aggregate Commitment Amount) shall not at any time be increased without the consent of such Lender. 7.6 Taxes. (a) FATCA. For purposes of this Section 7.6, the term “applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of either Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Official Body in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrowers shall be increased as necessary

40 744308325 so that after such deduction or withholding of Indemnified Taxes has been made (including such deductions and withholdings applicable to additional sums payable under this Section 7.6) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding of Indemnified Taxes been made. (c) Payment of Other Taxes by the Borrowers. Each Borrower shall timely pay to the relevant Official Body in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes applicable to any Borrower (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 7.6) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to the Lead Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that no Borrower has already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of each Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 14.10 relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 7.6(e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by a Borrower to an Official Body pursuant to this Section 7.6 the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders.

41 744308325 (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to a Borrower and the Administrative Agent, at the time or times reasonably requested by a Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by a Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by a Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation specified in Section 7.6.(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (1) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (2) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: a. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E (or W- 8BEN if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN if applicable) establishing an exemption from, or

42 744308325 reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; b. executed originals of IRS Form W-8ECI; c. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN-E (or W-8BEN if applicable); or d. to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN if applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (3) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of a Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (4) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to a Borrower and the Administrative Agent at the time or times prescribed by

43 744308325 law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by a Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify such Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 7.6 (including by the payment of additional amounts pursuant to this Section 7.6), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 7.6 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party incurred in connection with obtaining such refund and without interest (other than any interest paid by the relevant Official Body with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 7.6 (h) (plus any penalties, interest or other charges imposed by the relevant Official Body) in the event that such indemnified party is required to repay such refund to such Official Body. Notwithstanding anything to the contrary in this Section 7.6 (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 7.6 (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 7.6 shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Liabilities. 7.7 Benchmark Replacement Setting.Announcements Related to LIBOR. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR (the

44 744308325 “IBA”) and the U.K. Financial Conduct Authority, the regulatory supervisor for the IBA, announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month USD LIBOR tenor settings (collectively, the “Cessation Announcements”). (b) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined, in consultation with the Lead Borrower, in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined, in consultation with the Lead Borrower, in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. (c) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Lead Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event (other than a Benchmark Transition Event with respect to USD LIBOR resulting from the Cessation Announcements), a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, (4) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (e) below and (5) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section titled “Benchmark Replacement Setting,” including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take

45 744308325 or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section titled “Benchmark Replacement Setting.” (e) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (1) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR ) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (2) if a tenor that was removed pursuant to clause (1) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Lead Borrower may revoke any request for a Loan bearing interest based on USD LIBOR, conversion to or continuation of Loans bearing interest based on USD LIBOR to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Lead Borrower will be deemed to have converted any such request into a request for a Loan of or conversion to Loans bearing interest under the Base Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (g) Secondary Term SOFR Conversion. Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then- current Benchmark, then, subject to consultation with the Lead Borrower, (1) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; and (2) Loans outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to Loans bearing interest at the Benchmark

46 744308325 Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided that, this paragraph (g) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Lead Borrower a Term SOFR Notice. (h) Certain Defined Terms. As used in this Section titled “Benchmark Replacement Setting”: “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then current Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Interest Period” pursuant to paragraph (v) of this Section titled “Benchmark Replacement Setting”, or (y) if the then current Benchmark is neither a term rate nor based on a term rate, any payment period for interest calculated with reference to such Benchmark pursuant to this Agreement as of such date. “Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to paragraph (b) or (g) of this Section titled "Benchmark Replacement Setting.” “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment; (2) the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment; (3) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Lead Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (I) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (II) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar- denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to

47 744308325 time as selected by the Administrative Agent in its reasonable discretion; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) of this definition. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. The Floor for purposes of this Agreement shall be zero. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the applicable amount(s) set forth below: Available Tenor Benchmark Replacement Adjustment (%)* One-Month 0.11448 (11.448 basis points) Three-Months 0.26161 (26.161 basis points) Six-Months 0.42826 (42.826 basis points) * These values represent the ARRC/ISDA recommended spread adjustment values available here: https://assets.bbhub.io/professional/sites/10/IBOR- Fallbacks-LIBOR-Cessation_Announcement_20210305.pdf (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Lead Borrower for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities;

48 744308325 provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be the Available Tenor that has approximately the same length (disregarding business day adjustments) as the payment period for interest calculated with reference to such Unadjusted Benchmark Replacement “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein (which the parties acknowledge occurred on March 5, 2021 with respect to USD LIBOR as a result of the Cessation Announcements) and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein; (3) in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to the Lenders and the Borrowers

49 744308325 pursuant to this Section titled “Benchmark Replacement Setting”, which date shall be at least thirty (30) days from the date of the Term SOFR Notice; or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt- in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Majority Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by an Official Body having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component

50 744308325 used in the calculation thereof) or an Official Body having jurisdiction over the Administrative Agent announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). The parties hereto acknowledge that a Benchmark Transition Event as defined in clauses (1) and (2) above occurred on March 5, 2021 with respect to USD LIBOR as a result of the Cessation Announcements, but no related Benchmark Replacement Date occurred as of such date. “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section titled “Benchmark Replacement Setting” and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section titled “Benchmark Replacement Setting.” “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrowers to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

51 744308325 (2) the joint election by the Administrative Agent and the Borrowers to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR or, if no floor is specified, zero. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrowers of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (1) Term SOFR has been recommended for use by the Relevant Governmental

52 744308325 Body, and is determinable for each Available Tenor, (2) the administration of Term SOFR is administratively feasible for the Administrative Agent and (3) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Section titled “Benchmark Replacement Setting” that is not Term SOFR. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “USD LIBOR” means the London interbank offered rate for U.S. dollars. SECTION 8. GUARANTY. 8.1 Guaranty. The Guarantor hereby absolutely and unconditionally guarantees to the Administrative Agent the full and prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of the Liabilities and the punctual performance of all of the terms contained in the documents executed by a Borrower in favor of the Administrative Agent and the Lenders in connection with the Liabilities. The agreement of the Guarantor herein is a guaranty of payment and performance and not merely as a guaranty of collection. Without limiting the generality of the foregoing, the Liabilities shall include any such indebtedness, obligations and liabilities which may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against Guarantor or a Borrower under any Debtor Relief Law, and shall include interest that accrues after the commencement by or against any of the Borrowers of any proceeding under any Debtor Relief Laws, in connection with this Agreement (including all renewals, extensions, amendments, refinancings and other modifications thereof and all attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders in connection with the collection or enforcement thereof in accordance with Section 8.10 hereof). 8.2 No Setoff or Deductions; Taxes; Payments. Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of the Lenders) is imposed upon Guarantor with respect to any amount payable by it hereunder, Guarantor will pay to each Lender, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable such Lender to receive the same net amount which such Lender would have received on such due date had no such obligation been imposed upon Guarantor. Guarantor will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by Guarantor hereunder. The obligations of Guarantor under this paragraph shall survive the payment in full of the Liabilities and termination of this Agreement. 8.3 Rights of the Administrative Agent and the Lenders. Guarantor consents and agrees that the Administrative Agent and the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness

53 744308325 hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Liabilities or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Agreement or any Liabilities; and (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent in its sole discretion may determine. Without limiting the generality of the foregoing, Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of Guarantor under this Agreement or which, but for this provision, might operate as a discharge of Guarantor. 8.4 Certain Waivers. The Guarantor waives to the fullest extent permitted by law (a) any defense arising by reason of any disability or other defense of any Borrower, or the cessation from any cause whatsoever (including any act or omission of any Lender or the Administrative Agent) of the liability of any Borrower; (b) any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of any Borrower; (c) the benefit of any statute of limitations affecting Guarantor’s liability hereunder; (d) any right to require the Administrative Agent or any Lender to proceed against any Borrower, proceed against or exhaust any security for the Liabilities, or pursue any other remedy in the Administrative Agent’s or any Lender’s power whatsoever and any defense based upon the doctrines of marshalling of assets or of election of remedies; (e) any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent or any Lender; (f) any fact or circumstance related to the Liabilities which might otherwise constitute a defense to the obligations of Guarantor under this Agreement; and (g) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Liabilities have been fully performed, and the Liabilities and any other amounts payable under this Agreement, have been indefeasibly paid in full in cash. Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Liabilities, and all notices of acceptance of this guaranty or of the existence, creation or incurrence of new or additional Liabilities. The guaranty of the Guarantor hereunder shall not be affected by the genuineness, validity, regularity or enforceability of the Liabilities or any instrument or agreement evidencing any Liabilities, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Liabilities which might otherwise constitute a defense to the obligations of Guarantor under this guaranty, and Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 8.5 Obligations Independent. The obligations of Guarantor hereunder are those of primary obligor, and not merely as surety, and a separate action may be brought against Guarantor to enforce this guaranty whether or not any Borrower or any other person or entity is joined as a party. 8.6 Subrogation. Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this guaranty until all of the Liabilities and any amounts payable under this Agreement

54 744308325 have been indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Liabilities are terminated. If any amounts are paid to Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to reduce the amount of the Liabilities, whether matured or unmatured. 8.7 Termination; Reinstatement. This guaranty is a continuing and irrevocable guaranty of all Liabilities now or hereafter existing and shall remain in full force and effect until all Liabilities and any other amounts payable under this Agreement are indefeasibly paid in full in cash and any commitments of the Administrative Agent, the Lenders or any of them or facilities provided by the Lenders or any of them with respect to the Liabilities are terminated. Notwithstanding the foregoing, this Section 8 shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Borrower or Guarantor is made, or the Administrative Agent or any Lender exercises its right of setoff, in respect of the Liabilities and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or any Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Administrative Agent or such Lender is in possession of or has released this guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of Guarantor under this paragraph shall survive termination of this Agreement. 8.8 Subordination. Guarantor hereby subordinates the payment of all obligations and indebtedness of any Borrower owing to Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of any Borrower to Guarantor as subrogee of the Administrative Agent and the Lenders or resulting from Guarantor’s performance under this Section 8, to the indefeasible payment in full in cash of all Liabilities. If the Administrative Agent so requests while an Event of Default has occurred and is continuing, any such obligation or indebtedness of any Borrower to Guarantor shall be enforced and performance received by Guarantor as trustee for the Administrative Agent and the Lenders and the proceeds thereof shall be paid over to the Administrative Agent on account of the Liabilities, but without reducing or affecting in any manner the liability of Guarantor under this Section 8. 8.9 Stay of Acceleration. In the event that acceleration of the time for payment of any of the Liabilities is stayed, in connection with any case commenced by or against any Loan Party under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by Guarantor immediately upon demand by the Administrative Agent. 8.10 Miscellaneous. The Administrative Agent’s and each Lender’s books and records showing the amount of the Liabilities shall be admissible in evidence in any action or proceeding, and shall be binding upon Guarantor and conclusive, absent manifest error for the purpose of establishing the amount of the Liabilities. No failure by the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power

55 744308325 or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this guaranty shall not affect the enforceability or validity of any other provision herein. 8.11 Condition of Borrowers. Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each Borrower such information concerning the financial condition, business and operations of each Borrower as Guarantor requires, and that the Administrative Agent and the Lenders have no duty, and Guarantor is not relying on the Administrative Agent or any Lender at any time, to disclose to Guarantor any information relating to the business, operations or financial condition of any Borrower (the Guarantor waiving any duty on the part of the Administrative Agent and the Lenders to disclose such information and any defense relating to the failure to provide the same). SECTION 9. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to enter into this Agreement and make Loans, each Loan Party represents and warrants as of the Closing Date that: 9.1 Existence. Each Loan Party and all of its Restricted Subsidiaries are duly organized, validly existing and in good standing (or its equivalent) under the laws of the jurisdiction of its organization except where the failure to be so duly organized, validly existing and in good standing, either individually or in the aggregate, would not have a Material Adverse Effect. Each Loan Party and all of its respective Restricted Subsidiaries are each in good standing (or its equivalent) and are duly qualified to do business in each jurisdiction where, because of the nature of their respective activities or properties, failure to be in such good standing or so qualified would have a Material Adverse Effect. 9.2 Authorization; Validity and Enforceability. Each Loan Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party, and the borrowings hereunder, and the granting of any security interest provided for in the Loan Documents, do not and will not require any consent or approval of any Official Body, stockholder or any other Person, which has not already been obtained. Each Loan Party has duly executed and delivered each Loan Document to which it is a party and each such Loan Document constitutes the legal, valid and binding obligation such Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). 9.3 No Conflicts. The execution, delivery and performance by each Loan Party of this Agreement, the Notes and the other Loan Documents to which it is a party do not and will not present a material conflict with, or constitute a material breach of, or default under (a) any provision of law, (b) the memorandum of association or bye-laws of such Loan Party, (c) any material agreement or instrument binding upon the Loan Party or (d) any court or administrative order or decree applicable to the Loan Party, and do not and will not require, or result in, the

56 744308325 creation or imposition of any Lien on any asset of any Loan Party or any of their Restricted Subsidiaries. 9.4 No Default. As of the date hereof, no Unmatured Event of Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions consummated by this Agreement or any other Loan Document. 9.5 [Reserved]. 9.6 Litigation. Except as disclosed on Schedule 9.6, there are no actions, suits, proceedings or investigations pending or, to any Loan Party’s knowledge, threatened in writing that with respect to (a) any Loan Document or (b) any other matter as to which there is a reasonable possibility of an adverse determination and, if adversely determined, either individually or in the aggregate, would have a Material Adverse Effect. 9.7 Title; Liens. Each Loan Party and its Restricted Subsidiaries have good, legal and marketable title to each of their respective assets, and none of such assets is subject to any Lien, except for Permitted Liens and such defects in title would not, individually or in the aggregate, have a Material Adverse Effect. 9.8 Subsidiaries. As of the Closing Date, the Loan Parties have no Subsidiaries except as listed on Schedule 9.8, and the Loan Parties and their Subsidiaries own the percentage of its Subsidiaries as set forth on Schedule 9.8. All equity interests in each Loan Party’s respective Subsidiaries have been validly issued, are fully paid and are non-assessable. 9.9 Partnerships; Limited Liability Companies. As of the Closing Date, no Loan Party nor any of its Restricted Subsidiaries is a partner, member or joint venturer in any partnership, limited liability company or joint venture with any Person unaffiliated with the Loan Parties or any Subsidiaries other than the partnerships, limited liability companies and joint ventures, if any, listed on Schedule 9.9. 9.10 Purpose; Use of Proceeds. The proceeds of the Loans will be used by the Borrowers for working capital, for the refinancing of existing Indebtedness and for its purchase of Container Equipment and for general corporate purposes (including the payment of dividends to its shareholders). 9.11 Margin Regulations. Neither Borrower nor any of its Subsidiaries are engaged in the business of purchasing or selling “margin stock”, as such term is defined in Regulation U of the FRB, or extending credit to others for the purpose of purchasing or carrying margin stock and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or for any other purpose which would violate any of Regulation T, U or X of the FRB. 9.12 Compliance. (a) Each Loan Party and its Restricted Subsidiaries are in compliance with all statutes and governmental rules and regulations applicable to them, their businesses and properties, except for any noncompliance which would not have a Material Adverse Effect.

57 744308325 (b) No Covered Entity (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order No. 13224 or (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2. (c) Each Covered Entity is in compliance, in all material respects, with (i) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). 9.13 ERISA Compliance. Each Borrower and its ERISA Affiliates are each in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to each Pension Plan and Multiemployer Plan. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in any liability of any Borrower or any of their respective ERISA Affiliates in excess of $20,000,000. 9.14 Environmental Matters. Each Loan Party, to the best of its knowledge, is and has been in material compliance with applicable Environmental Laws except as disclosed on Schedule 9.14; provided that such matters so disclosed would not in the aggregate result in a Material Adverse Effect. 9.15 Taxes. As of the date of this Agreement, each Loan Party and each of its Restricted Subsidiaries has filed all tax returns which are required to have been filed and has paid, or made adequate provisions for the payment of, all of its Taxes which are due and payable, except such Taxes, if any, (a) as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP have been maintained; or (b) the amount of which if paid would not be material to such Loan Party and its Restricted Subsidiaries taken as a whole. As of the date of this Agreement, no Loan Party is aware of any proposed assessment against such Loan Party or any of its Restricted Subsidiaries for additional Taxes (or any basis for any such assessment) which would be material to such Loan Party and its Restricted Subsidiaries taken as a whole. 9.16 Investment Company Act Representation. Neither Borrower is, nor is required to be, registered as an “investment company” under the Investment Company Act of 1940, as amended. 9.17 Accuracy of Information. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Borrower represents only that such

58 744308325 information was prepared in good faith based upon assumptions believed to be reasonable at the time. 9.18 Financial Statements. The Audited Financial Statements, copies of which have been furnished to the Lenders, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year end period and, except as otherwise expressly noted therein, present fairly, in all material respects, the financial condition of the applicable Loan Party and its Subsidiaries as at such dates and the results of their operations for the period then ended. 9.19 No Material Adverse Effect. Since the date of the Audited Financial Statements, there has been no material adverse change in the financial condition of Triton Holdco and its Subsidiaries, taken as a whole. 9.20 [Reserved]. 9.21 Solvency. On the Closing Date and after giving effect to the Loans hereunder, the Loan Parties are Solvent. 9.22 Anti-Terrorism Laws. (i) No Covered Entity is a Sanctioned Person, and (ii) no Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law, (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti- Terrorism Law. Each of the Loan Parties and their respective Subsidiaries have conducted their business in compliance with all Anti-Terrorism Laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws. 9.23 [Reserved]. 9.24 Anti-Corruption Laws. Each of the Loan Parties and each of their Subsidiaries have conducted their business in compliance with all Anti-Corruption Laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws. SECTION 10. LOAN PARTIES’ COVENANTS. From the date of this Agreement and thereafter until the expiration or termination of the Commitments and until the Loans and other Liabilities are paid and performed in full, each Loan Party agrees that, unless at any time the Majority Lenders shall otherwise expressly consent in writing, it will perform and fulfill its obligations set forth in this Section 10. 10.1 Financial Statements and Other Reports. The Loan Parties will furnish or will cause to be furnished to the Administrative Agent and each of the Lenders: (a) Annual Audit Reports. Within one-hundred twenty (120) days after the end of each fiscal year, a copy of the annual audit report of Triton Holdco, prepared on a

59 744308325 consolidated basis in conformity with GAAP and certified, without qualification, by independent certified public accountants of recognized national standing. Such annual audit reports shall each contain a schedule showing the consolidated balance sheets of Triton Holdco and its Subsidiaries, as applicable, as of the end of such fiscal year, and the related consolidated statements of operations, stockholder’s equity and comprehensive income, and cash flows for the fiscal year then ended, setting forth in each case in comparative form the figures for the previous fiscal year (which report shall be without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit); provided, however, that any such “going concern” qualification that is specifically related to the upcoming maturity of the Loans shall not cause a breach under the provisions of this Section 10.1(a); (b) Quarterly Financial Statements. Within sixty (60) days after the end of each fiscal quarter (other than the last fiscal quarter of each fiscal year), a copy of the unaudited financial statements of Triton Holdco and its Subsidiaries, in each case for such fiscal quarter prepared on a consolidated basis in conformity with GAAP (subject to year-end audit adjustments and the absence of footnotes). Such financial statements shall contain the consolidated balance sheets of Triton Holdco and its Subsidiaries, as applicable, as of the end of such fiscal quarter and related consolidated statements of (i) income for the fiscal quarter then ended and the fiscal year through that date and (ii) stockholders' equity and cash flows for the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of Triton Holdco as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year; (c) Officer’s Certificate and Report. Together with the financial statements furnished by the Loan Parties under the preceding clauses (a) and (b), a Compliance Certificate signed by an Authorized Officer dated the date of delivery of such financial statements; provided that with respect to any financial ratios and restrictions contained in this Section 10, (x) the certification contained in the applicable Compliance Certificate shall be effective only as of the date of such financial statements and (y) such financial ratios and restrictions shall contain detail reasonably sufficient for the Administrative Agent to confirm compliance with Section 10.15, Section 10.16 and Section 10.17; (d) [Reserved]. (e) Container Equipment Reports. Concurrently with the financial statements of furnished to the Administrative Agent and to the Lenders pursuant to Sections 10.1(a) and 10.1(b) above, a Container Equipment report containing the following information: (A) a separate listing of the number and types of Container Equipment owned, rented, leased or managed by such Borrower, (B) their aggregate Net Book Value, (C) a separate listing of such Borrower's ten (10) largest customers, as measured by Net Book Value of Container Equipment, and (D) their aggregate original cost (or upon the Administrative Agent’s request during the existence of an Event of Default or Unmatured Event of Default, a detailed report with respect to each unit of Container Equipment then owned

60 744308325 by a Borrower its (w) serial or other identifying number, (x) in-service date, (y) Net Book Value (including totals thereof), and (z) original cost (including totals thereof)); and (f) Requested Information. Promptly from time to time, such other financial data and reports concerning a Loan Party (including accountants management letters) as the Administrative Agent or any Lender may reasonably request and which is readily available to such applicable Loan Party. 10.2 Notices. The Loan Parties will notify the Lenders in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto: (a) Default. The occurrence of an Event of Default or an Unmatured Event of Default; (b) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding which is material to any Borrower and its Subsidiaries taken as a whole and which, if adversely determined, would constitute a Material Adverse Effect; (c) ERISA Compliance. Any ERISA Event. (d) S&P Rating and Fitch Rating. Promptly after each announcement by S&P or Fitch of any change in the S&P Rating or Fitch Rating, as applicable; and (e) Other Information. Promptly following any reasonable request therefor and subject to Section 14.20, such other information regarding the operations, business affairs and financial condition of a Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent may reasonably request, including, without limitation, information or certifications as may be required under the Beneficial Ownership Regulation, if applicable. 10.3 Existence. Except as otherwise permitted under Section 10.10, each Loan Party will maintain and preserve and cause each of its Restricted Subsidiaries to maintain and preserve, its existence as a limited liability company, partnership or corporation, as the case may be, and keep in force and effect all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority to the extent material and necessary for the conduct of its business in the ordinary course as conducted from time to time, except in the case to the extent such failure to so maintain would not have a Material Adverse Effect. 10.4 Nature of Business. Neither Borrower will, nor will it permit any of its Restricted Subsidiaries to, engage in any business other than a Permitted Business; provided that each Borrower and its Restricted Subsidiaries may engage in a business other than a Permitted Business if at least ninety-five percent (95%) of the consolidated assets of such Borrower and its Restricted Subsidiaries are held in connection with Permitted Businesses. 10.5 Books, Records and Inspection Rights. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries which permit the preparation of financial statements in accordance with

61 744308325 GAAP and which conform in all material respects to all requirements of law, shall be made of all dealings and transactions in relation to its business and activities. At the expense of the Loan Parties, each Loan Party will, and will cause each of its Restricted Subsidiaries to, permit officers and designated representatives of the Administrative Agent to visit and inspect, under guidance of officers of such Loan Party or its Restricted Subsidiary, any of the properties of such Loan Party or its Restricted Subsidiaries, and subject to appropriate confidentiality limitations, to examine and make copies of the books of account of such Loan Party or its Restricted Subsidiaries and discuss the affairs, finances and accounts of such Loan Party or its Restricted Subsidiaries with, and be advised as to the same by, its and its officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals (during regular working hours) and to such reasonable extent as the Administrative Agent or a Lender may reasonably request; provided, however, (i) any such visit and inspection and examinations and verifications shall not materially interfere with the conduct of the business of such Loan Party and (ii) that unless an Event of Default or an Unmatured Event of Default shall have occurred and then be continuing at the time of such inspection, and examinations and verifications, the Loan Parties shall be required to reimburse the Administrative Agent and their respective officers and designated representatives for reasonable and documented costs and expenses incurred in connection with such inspections only once during any twelve (12) month period. 10.6 Insurance; Reports. Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties with financially sound and reputable insurance companies not Affiliates of the Loan Parties, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where each Loan Party or the applicable Subsidiary operates (provided that the possession by lessees of property owned by the Borrowers or any of their Subsidiaries in any locality shall not be deemed to constitute the engagement in business or owning of property by the Borrowers or such Subsidiary in such locality). 10.7 Maintenance of Property. Each Loan Party will maintain, preserve and keep, and cause each of its Restricted Subsidiaries to maintain, preserve and keep, in good repair, working order and condition, all of those properties useful or necessary to its business, and from time to time make, and cause each of its Restricted Subsidiaries to make, all necessary and proper repairs, renewals or replacements thereof, ordinary wear and tear excepted, and excepting disposal of obsolete or damaged equipment and except where the failure to do so would not have a Material Adverse Effect. 10.8 Taxes. Each Loan Party will pay, and cause each of its Restricted Subsidiaries to pay, when due, all of its Taxes, except such Taxes (a) as are being contested in good faith and by appropriate proceedings and as to which such Loan Party or such Restricted Subsidiary has set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP; or (b) the amount of which individually or in the aggregate would not have a Material Adverse Effect. 10.9 Compliance. Each Loan Party will comply, and cause each of its Restricted Subsidiaries to comply, with all statutes and governmental rules and regulations applicable to it,

62 744308325 its businesses and its properties, including Environmental Laws, the failure to comply with which would have a Material Adverse Effect. 10.10 Merger, Purchase and Sale. Except in connection with a Permitted Transaction, no Loan Party will, nor permit any of its Restricted Subsidiaries to, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any of its Restricted Subsidiaries to sell, assign, transfer, convey or otherwise dispose of) all, or substantially all, of the assets of such Loan Party and its Restricted Subsidiaries (determined on a consolidated basis for such Loan Party and its Restricted Subsidiaries), whether as an entirety or substantially as an entirety, to any Person unless: (a) such Loan Party or a Restricted Subsidiary, if such Loan Party has been consolidated or merged with or into such Restricted Subsidiary, shall be the surviving or continuing corporation (the “Surviving Entity”); (b) immediately after giving effect to such transaction (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing, (ii) at least eighty- five percent (85%) of the consolidated assets of the Surviving Entity and its Restricted Subsidiaries shall be held in connection with Permitted Businesses and (iii) Loan Parties shall be in pro forma compliance with the covenants set forth in Sections 10.17; and (c) the Administrative Agent shall receive for the Lenders such documents and legal opinions, including, without limitation, “know your customer” documents and legal opinions as to the consummation and legal effect of the merger, as the Administrative Agent may reasonably request. Upon any consolidation, combination or merger or any transfer of all or substantially all of a Loan Party’s assets to a Restricted Subsidiary in accordance with the foregoing, in which such Loan Party is not the Surviving Entity, such Restricted Subsidiary as the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of such Loan Party under this Agreement with the same effect as if the Surviving Entity had been named as such. 10.11 Restricted Payments. Neither Borrower will make, directly or indirectly or through any of its Subsidiaries, any capital distribution to any equity holder of such Borrower unless (i) the Loan Parties shall be in pro forma compliance with the covenants set forth in Sections 10.15, 10.16, and 10.17, (ii) no Event of Default or Unmatured Event of Default specified in Section 12.1(a) or 12.1(b) shall have occurred and be continuing, and (iii) no Unmatured Event of Default or Event of Default specified in Section 12.1(c) (and that is not otherwise addressed in clause (i) above) shall have occurred or be continuing which would have a Material Adverse Effect. 10.12 [Reserved]. 10.13 [Reserved]. 10.14 [Reserved].

63 744308325 10.15 Total Debt Ratio. The Loan Parties will not at any time permit the Total Debt Ratio to exceed 4.0 to 1.0. 10.16 Minimum Interest Coverage Ratio. The Loan Parties will not permit the ratio of (a) Consolidated EBIT to (b) Consolidated Interest Expense, in each case, determined on the last day of each fiscal quarter for the period of the most recent six (6) consecutive fiscal quarters then ending, to be less than 1.25 to 1.00.Unencumbered Assets Coverage Ratio. The Borrowers will not permit the Unencumbered Assets Coverage Ratio to be less than 1.20 to 1.00 at any time. The Unencumbered Assets Coverage Ratio will be tested as of the last day of each fiscal quarter of Triton Holdco and on the date of and after giving effect to any Borrowing. 10.18 Indebtedness. No Loan Party will permit any Restricted Subsidiary that is not a Loan Party to incur or permit to exist any Indebtedness, except: (a) intercompany Indebtedness owing to a Loan Party or a wholly-owned Subsidiary; (b) Indebtedness incurred by an ABS Subsidiary in connection with a Permitted Securitization; and (c) other Indebtedness, provided that (i) the principal amount of all Indebtedness permitted by this clause (c) and (ii) the principal amount of all Indebtedness secured by Liens permitted by Section 10.20 shall not exceed, at any time, the greater of (A) $100,000,000 and (B) 5% of Triton Holdco’s Consolidated Tangible Net Worth, determined as of the most recently ended fiscal quarter of Triton Holdco for which consolidated financial statements are available (or are required to be delivered pursuant to Section 10.1(b)); provided that no Indebtedness otherwise permitted under this Section 10.18 shall be permitted if, immediately after giving effect to the incurrence thereof, an Event of Default or Unmatured Event of Default shall exist (which shall include, without limitation, compliance with the covenants contained in Section 10.15, Section 10.16 and Section 10.17 as of the most recently ended fiscal quarter for which financial statements have been delivered to the Lenders, or as of such more recent date as the Loan Parties may determine, calculated on a pro forma basis giving effect to the incurrence of such Indebtedness and the granting of any related Lien, as if such Indebtedness had been incurred and such Lien granted as of such quarter end or more recent date). 10.19 Liens. No Loan Party will, nor permit any of its Restricted Subsidiaries to, create or permit to exist any Lien with respect to any assets now owned or hereafter acquired securing Indebtedness unless (a) such Liens secure the Indebtedness permitted under Section 10.18(b), or (b) after giving effect thereto, the sum of (x) all Indebtedness secured by such Liens and (y) the principal amount of all Indebtedness of Restricted Subsidiaries which are not Loan Parties permitted by Section 10.18(c) does not, at any time, exceed the greater of (A) $100,000,000 or (B) 5% of Triton Holdco’s Consolidated Tangible Net Worth, determined as of the most recently ended fiscal quarter of Triton Holdco for which consolidated financial statements are available (or are required to be delivered pursuant to Section 10.1(b)) unless (i)

64 744308325 the Administrative Agent is equally and ratably secured by any property of the Loan Parties that is collateral for such Indebtedness, and (ii) any Loan Party or Affiliate that guarantees such Indebtedness also guarantees the Indebtedness under this Agreement; provided that no Liens otherwise permitted under this Section 10.20 shall be permitted if, immediately after giving effect to the incurrence thereof, an Event of Default or Unmatured Event of Default shall exist (which shall include, without limitation, compliance with the covenants contained in Section 10.15, Section 10.16 and Section 10.17 as of the most recently ended fiscal quarter for which financial statements have been delivered to the Lenders, or as of such more recent date as the Loan Parties may determine, calculated on a pro forma basis giving effect to the granting of such Lien and any related incurrence of such Indebtedness, as if such Lien had been granted and such Indebtedness had been incurred as of such quarter end or more recent date). 10.20 Transactions with Loan-Party Related Parties. No Loan Party will, nor permit any of its Restricted Subsidiaries to, enter into or be a party to any transaction or arrangement, including the purchase, sale, discounting, lease or exchange of property or the rendering of any service, with any Borrower-Related Party, except in the ordinary course of, and pursuant to the reasonable requirements of such Loan Party’s or such Restricted Subsidiary’s business, unless on terms comparable to those which such Borrower would obtain in a comparable arm’s-length transaction with a Person not a Borrower-Related Party; provided that the following shall in any event be permitted: (a) the payment of consulting or other fees to a Loan Party by any of its Subsidiaries; (b) employee and officer salaries and bonuses, and loans to employees or officers reasonable fees and compensation (including employee and officer salaries and bonuses) paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of a Loan Party or any of its Subsidiaries; (c) transactions exclusively between or among a Loan Party and any Restricted Subsidiary of such Loan Party, exclusively between Restricted Subsidiaries of a Loan Party, or exclusively between a Loan Party or any of its Restricted Subsidiaries and any of its respective joint ventures or between or among a Loan Party and any Subsidiary of such Borrower in respect of tax sharing agreements or operations, governance, administration and corporate overhead on customary terms; (d) any agreement as in effect as of the Restatement Effective Date as set forth on Schedule 10.20 or any transaction contemplated thereby and any amendment thereto or any replacement agreement thereto, so long as any such amendment or replacement agreement is not more disadvantageous to such Loan Party or any of its Restricted Subsidiaries in any material respect than the original agreement as in effect on the Restatement Effective Date; (e) any reasonable employment, stock option, stock or share repurchase, employee benefit compensation, business expense reimbursement, severance, termination, or other employment-related agreements, arrangements or plans entered into in good faith a Loan Party or any of its Subsidiaries in the ordinary course of business; (f) any issuance of equity interests of a Loan Party; (g) employment and severance arrangements in a Loan Party’s reasonable business judgment with respect to the procurement of services with officers and employees of such Loan Party and its Subsidiaries; (h) except as limited by Section 10.27, the payment of a dividend or distribution on or in respect of equity interests or the purchase, redemption or other acquisition or retirement for value of any equity interests; and (i) Permitted Securitizations. The parties agree that any sale of Container Equipment from a Loan Party or any Restricted Subsidiary of such Loan Party to any Unrestricted Subsidiary of such Borrower at the original equipment cost or Net Book Value thereof shall be deemed to be an arm’s-length transaction.

65 744308325 10.21 Pari Passu. The Loan Parties agree that the Indebtedness hereunder shall rank at least pari passu with the claims of holders of other senior Indebtedness of the Loan Parties (without taking into account any claims such holders may have in respect of collateral for such Indebtedness). 10.22 Negative Pledges, Restrictive Agreements, Etc.. No Loan Party will, nor permit any of its Restricted Subsidiaries to, (x) enter into or suffer to exist any agreement creating or purporting to create any Lien, pledge or security interest (other than a Permitted Lien) with respect to the property of the Loan Parties and their Restricted Subsidiaries or (y) enter into or suffer to exist any agreement (excluding this Agreement and any other Loan Document) prohibiting or purporting to prohibit the creation or assumption of any Lien upon such Loan Party’s properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Loan Parties to amend or otherwise modify this Agreement or any other Loan Document; provided that the Loan Parties and their Restricted Subsidiaries may enter into such agreements described in the foregoing clause (x) or clause (y) that provide for the counterparties to such agreements to be secured on a ratable basis with the Administrative Agent, the Lenders and the Issuers. No Loan Party will, nor permit any of its Restricted Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by such Loan Party’s performance of its obligations hereunder or under any other Loan Document. 10.23 Use of Proceeds. Each Borrower will use the proceeds of the Loans solely for the purposes set forth in Section 9.10. Neither Borrower shall, directly or (to the knowledge of such Borrower) indirectly, use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person in any manner that will result in a violation by a Borrower, any Subsidiary, or, to the knowledge of such Borrower, any other Person (including any Person party to this Agreement, whether as Lender, Lead Arranger, Administrative Agent or otherwise), of any Anti-Terrorism Law; provided that, the provisions in this Section 10.21 shall not apply to the extent that it would cause the Administrative Agent or any Lender to breach European Union Regulation 2271/96/EC (as amended) or any law or regulation implementing the terms thereof into the law of the United Kingdom in connection with the United Kingdom’s withdrawal from the European Union. 10.24 [Reserved]. 10.25 Anti-Terrorism Laws; International Trade Law Compliance. (a) No Loan Party nor of its respective Subsidiaries will become a Sanctioned Person, (b) no Loan Party nor any of its respective Subsidiaries, either in their own right or through any third party, will (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) use the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (c) the funds used to repay the obligations hereunder will not be derived from any unlawful activity, (d) each of the Loan Parties and their respective Subsidiaries shall comply with all Anti-Terrorism Laws, and (e) each Loan

66 744308325 Party shall promptly notify the Administrative Agent in writing if any of its Covered Entities becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law. 10.26 Designation of Unrestricted Subsidiaries. Either Borrower may designate any of its Subsidiaries (other than a Subsidiary that is a Borrower) to be an Unrestricted Subsidiary or remove any such designation by giving written notice from an Authorized Officer to the Administrative Agent that such Borrower has made such designation, provided that, at the time of such action and after giving effect thereto, (i) no Event of Default or Unmatured Event of Default shall have occurred and be continuing and (ii) the Loan Parties shall be in pro forma compliance with the covenants set forth in Sections 10.15, 10.16 and 10.17. The Borrowers, will not permit at any time, the aggregate consolidated assets of all Unrestricted Subsidiaries to exceed an amount equal to 5% of the consolidated assets of Triton Holdco’s and its Consolidated Subsidiaries as reflected on the most recent financial statements delivered pursuant to Section 10.1 prior to such date. 10.27 [Reserved]. 10.28 Anti-Corruption Laws. Neither Borrower nor any of their respective Subsidiaries, directly or indirectly, shall use the Loans or any proceeds thereof for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which such Borrower or any of its Subsidiaries conduct business. 10.29 Additional Loan Parties. In the event that: (a) any holding company acquires Voting Stock of Triton Holdco or any Borrower through a transaction that does not constitute a Change of Control, or (b) any Restricted Subsidiary is a Material Subsidiary, then such holding company or Material Subsidiary shall be joined as a Guarantor within fifteen (15) Business Days of such acquisition of Voting Stock or, with respect to a Material Subsidiary, the date of delivery of financial statements pursuant to Section 10.1 showing that such Restricted Subsidiary is a Material Subsidiary; provided that in no event shall any ABS Subsidiary be required to be a Guarantor. Such joinder shall be effectuated by the Loan Parties delivering to the Administrative Agent a joinder or guaranty agreement, legal opinion, evidence of corporate authority to become a Guarantor, and such other documents as the Administrative Agent or its counsel may reasonably request, each in form and substance reasonably acceptable to the Administrative Agent. 10.30 Equal and Ratable Security. In the event that, notwithstanding the provisions of this Agreement, a Borrower grants or suffers to exist any Lien that is not a Permitted Lien, this Agreement shall be deemed to be secured on a ratable basis with the Indebtedness secured by such Lien, and the Loan Parties shall promptly execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments that may be

67 744308325 required by law to perfect such Lien or which the Administrative Agent may, from time to time, reasonably request to ensure perfection and priority of the Liens created or intended to be created by such documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Loan Parties. SECTION 11. CONDITIONS TO CLOSING AND OF EACH BORROWING. 11.1 Conditions to Closing. This Agreement, and the obligation of each Lender to make Loans hereunder, shall become effective upon execution and delivery of this Agreement by all parties hereto, subject to the satisfaction (or waiver in accordance with Section 14.2(a)) of each of the following conditions: (a) Good Standing. The Administrative Agent shall have received certificates of good standing (or its equivalent) from the applicable public officials dated as of a current date issued by (i) with respect to Triton Holdco and TCIL, the Registrar of Companies in Bermuda, (ii) with respect to TALICC, the Secretary of State of the State of Delaware. (b) Payment of Interest, Fees and Expenses. The Administrative Agent shall have received (i) (for its own account or for the account of the Lenders, as applicable) payment in full of all of the fees that are described in Section 4.4 that are due and payable on the Closing Date; and (ii) all reasonable and documented costs and expenses (including reasonable attorneys’ fees and charges) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, to the extent then billed. (c) Receipt of Documents. The Administrative Agent shall have received all of the following, each duly executed, as appropriate, and dated as of the date hereof (or such other date as shall be reasonably satisfactory to the Administrative Agent), in form and substance reasonably satisfactory to the Administrative Agent, and each (except for the Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Lender: (i) Loan Documents. This Agreement and each of the other Loan Documents. (ii) Notes. A Note with respect to each Borrower for the account of each Lender that has requested a Note prior to the Closing Date. (iii) Resolutions; Consents. Copies, duly certified by the secretary or an assistant secretary of each Borrower or Triton Holdco, as applicable of (x) resolutions of (i) such Borrower’s board of directors authorizing or ratifying the execution and delivery of this Agreement, the Notes and the other applicable Loan Documents, and authorizing the borrowings by such Borrower hereunder and (ii) Triton Holdco’s board of directors authorizing or ratifying the execution and delivery of this Agreement, (y) all documents evidencing other necessary corporate action and (z) all approvals, licenses or consents, if any, required in connection with the consummation of the transactions contemplated by this

68 744308325 Agreement, the Notes and the other applicable Loan Documents, or a statement that no such approvals, licenses or consents are so required. (iv) Incumbency. certificate of the secretary or an assistant secretary of each Borrower certifying the names of such Borrower’s officers authorized to sign this Agreement, the Notes and all other Loan Documents to be delivered hereunder, together with the true signatures of such officers and a certificate of the secretary or an assistant secretary of Triton Holdco certifying the names of Triton Holdco’s officers authorized to sign this Agreement. (v) Release of Collateral. Evidence of the release of all security interests (including filings of UCCs and terminations of security registrations in Bermuda) related to (i) the Existing Term Loan Agreement, (ii) the Indenture, dated as of April 15, 2021, among TCIL, Triton Holdco and Wilmington Trust, National Association, as trustee, with respect to the issuance of $600,000,000 aggregate principal amount of 2.050% senior secured notes due 2026, (iii) the Indentures, dated as of June 7, 2021, among TCIL, Triton Holdco and Wilmington Trust, National Association, as trustee, with respect to the issuance of $500,000,000 aggregate principal amount of 1.150% senior secured notes due 2024 and the $600,000,000 aggregate principal amount of 3.150% senior secured notes due 2031, respectively, (iv) the Indenture, dated as of August 6, 2021, among TCIL, Triton Holdco and Wilmington Trust, National Association, as trustee, with respect to the issuance of $600,000,000 aggregate principal amount of 0.800% senior secured notes due 2023, (v) and the Eleventh Amended and Restated Credit Agreement, dated as of the date hereof, among the Borrowers, the Guarantor, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto, (vi) the Amended and Restated Credit Agreement, dated as of July 9, 2021, among TALICC, PNC Equipment Finance, LLC, as administrative agent and collateral agent, PNC Capital Markets LLC, as sole lead arranger and the lenders party thereto and (vii) the Credit Agreement, dated as of July 8, 2019, among TALICC, People’s United Bank, National Association, as administrative agent and the lenders party thereto (vi) Opinion Letters. Favorable opinion letters of (A) Mayer Brown LLP, counsel to the Borrowers and Triton Holdco and (B) Appleby (Bermuda) Limited, special Bermuda counsel to the Borrowers and Triton Holdco, each covering such matters, in such form and having such content, as shall be reasonably acceptable to the Administrative Agent and its counsel. (vii) Organizational Documents. A certificate of the secretary or assistant secretary of each Borrower and Triton Holdco certifying as to and attaching the memorandum of association or the certificate of incorporation of such Borrower and bye-laws of such Borrower or Triton Holdco, including all amendments or restatements thereto, as in effect on the Closing Date. (viii) Closing Certificate. A certificate of an Authorized Officer of each Borrower and Triton Holdco certifying (w) that all representations and warranties

69 744308325 of such Borrower and Triton Holdco in this Agreement and the other applicable Loan Documents are true and correct on the Restatement Effective Date, (x) that no Event of Default or Unmatured Event of Default exists or will result from the transactions contemplated to occur on the proposed Closing Date, and that since the date of the Audited Financial Statements no event has occurred which has had a Material Adverse Effect. (d) Beneficial Ownership Certification; USA Patriot Act Diligence. The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities or reasonably requested by the Administrative Agent or any Lender under or in respect of applicable “know your customer” and anti- money laundering legal requirements, including the USA Patriot Act and a Beneficial Ownership Certification. (e) Rating. Triton Holdco shall have obtained S&P Ratings and Fitch Ratings of at least BBB- with a stable outlook. (f) Request for Borrowing. The Administrative Agent shall have received a Loan Request in accordance with Section 2.3 setting forth the initial Funding Date, which Funding Date may be modified as mutually agreed between the Lead Borrower and the Administrative Agent following the date of this Agreement. (g) Funds Flow. The Administrative Agent and the Borrowers shall have agreed on a funds flow memorandum for the Loan. (h) No Material Adverse Change. There shall not have occurred a material adverse change since December 31, 2020 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Loan Parties and their Restricted Subsidiaries taken as a whole or, in either case, the facts and information regarding such entities as represented to the Closing Date. (i) Compliance Certificate. A duly completed Compliance Certificate as of the last fiscal quarter of the Borrowers prior to the Closing Date for which financial statements are available. Without limiting the generality of the provisions of the last paragraph of Section 13.3(e), for purposes of determining compliance with the conditions specified in this Section 11.1, each Lender that has signed this Agreement shall, upon authorization of a Lender to release the signature page of such Lender, be deemed to have consented to, approved or accepted, and to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto; provided, that, for the avoidance of doubt, each Lender hereby authorizes and instructs the Administrative Agent to execute, deliver and acknowledge, such instruments or releases as shall be reasonably requested by any Loan Party or otherwise required to evidence or effectuate such release of collateral pursuant to Section 11.1(c)(v) hereof.

70 744308325 11.2 Conditions to each Borrowing. Following the initial Funding Date, the obligation of each Lender to make one or more Loans hereunder, shall be subject to the satisfaction (or waiver in accordance with Section 14.2(a)) of each of the following conditions: (a) Representations and Warranties. Before and after giving effect to such Loan, the representations and warranties in Section 9, and in any other agreement or certification given by a Borrower or any of its Restricted Subsidiaries or any officer thereof pursuant to this Agreement, shall be true and correct in all material respects as though made on the date of such Loan. (b) Default. Before and after giving effect to such Loan, no Event of Default or Unmatured Event of Default shall have occurred and be continuing. (c) Request for Borrowing. The Administrative Agent shall have received a Loan Request from the Lead Borrower in accordance with Section 2.3 setting forth the Funding Date. (d) Unencumbered Assets Coverage Ratio. The Loan Parties shall be in compliance with Section 10.17 after giving effect to such Borrowing. SECTION 12. EVENTS OF DEFAULT AND REMEDIES. 12.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement: (a) Non-Payment. Default in the payment, when due, (i) of any principal of any Loan (including any mandatory prepayment) or (ii) of any interest on any Loan or any fee or other amount payable hereunder and the continuance thereof for five (5) days; provided, however, the Borrowers shall be entitled to make such principal payment or mandatory prepayment on the next succeeding Business Day if (x) such payment is due on a Payment Date or Maturity Date that is not a Business Day or (y) the Borrowers fail to make such payment on its due date as the result of an administrative or technical error not caused by the Borrowers. (b) Default or Acceleration of other Indebtedness. A default or event of default shall occur at any time under the terms of any other agreement involving any Indebtedness under which the Guarantor, a Borrower or any Subsidiary of a Borrower may be obligated as a borrower or guarantor, which individually or in the aggregate, exceeds $100,000,000 (other than (i) any Indebtedness of a Restricted Subsidiary of such Borrower to such Borrower or to any other Restricted Subsidiary of such Borrower and (ii) a default described in Section 12.1(a)), and such breach, default or event of default consists of either (1) the failure to pay (any required notice of default having been given and any period of grace permitted with respect thereto having expired) any Indebtedness when due (whether at stated maturity, by acceleration, required mandatory prepayment or otherwise), or (2) a breach of a financial covenant thereunder. (c) Insolvency. Any Loan Party or any of a Loan Party’s Restricted Subsidiaries becomes insolvent, or generally fails to pay, or admits in writing its inability

71 744308325 to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for any Loan Party or a Restricted Subsidiary or a substantial part of the property of any Loan Party or a Restricted Subsidiary, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Loan Party or a Restricted Subsidiary or for a substantial part of the property of a Loan Party or a Restricted Subsidiary and is not discharged within sixty (60) days; or any proceeding under any Debtor Relief Law is instituted by or against any Loan Party or any Restricted Subsidiary and, if instituted against a Loan Party or any Restricted Subsidiary, is consented to or acquiesced in by a Loan Party or any Restricted Subsidiary or remains for sixty (60) days undismissed; or any warrant of attachment is issued against any substantial part of the property of a Loan Party or a Restricted Subsidiary which is not released within sixty (60) days of service. (d) ERISA. A Termination Event occurs with respect to any Pension Plan that, alone or together with any other Termination Events that occurred, would reasonably be expected to result in material liability of the Borrowers in an aggregate amount exceeding $100,000,000. (e) Specific Defaults. Failure by a Loan Party to comply with or perform any covenant set forth in (i) Section 10.2(a), 10.10, 10.11, 10.15, 10.16, 10.17, 10.23, 10.25, 10.28, 10.29, or 10.30 or (ii) Section 10.5, 10.18, 10.19, 10.22, and 10.26 and, in the case of this clause (e)(ii), such failure to comply shall continue for ten (10) Business Days after the earlier of (x) the date upon which an Authorized Officer of the Loan Parties or any Restricted Subsidiary had actual knowledge of such default or (y) the date upon which written notice thereof is given to a Loan Party by the Administrative Agent or any Lender. (f) Other Defaults; Obligations Under other Loan Documents. Default in the performance of any Loan Party’s agreements herein set forth or in any other Loan Document (subject to any applicable grace period in any such Loan Document) in any material respect (and not constituting an Event of Default under any of the other clauses of this Section 12.1) and continuance of such default for thirty (30) days after the earlier of (i) the date upon which an Authorized Officer of a Loan Party or any of their Restricted Subsidiaries had actual knowledge of such default or (ii) the date upon which written notice thereof is given to a Loan Party by the Administrative Agent or any Lender. (g) Representations and Warranties. Any representation or warranty of a Loan Party made in any Loan Document or any schedules, notices, certificates, reports or instruments delivered in connection therewith shall prove incorrect in any material respect when made and which (if curable) remains unremedied for a period of thirty (30) days after the first date on which an Authorized Officer has received written notice thereof. (h) Change of Control. A Change of Control shall occur.

72 744308325 (i) Final Judgments and Orders. There shall be entered against any Loan Party or any of their Restricted Subsidiaries one or more judgments or decrees which in the aggregate are in excess of the greater of (x) $100,000,000 and (y) 3.0% of the Consolidated Tangible Net Worth in the aggregate at any one time outstanding (excluding any judgments or decrees (i) that shall have been outstanding less than sixty (60) calendar days from the entry thereof or (ii) for and to the extent which the Loan Parties or the applicable Restricted Subsidiary is insured and with respect to which the insurer has assumed responsibility therefor in writing or for and to the extent which such Person is otherwise indemnified if the terms of such indemnification are satisfactory to the Majority Lenders), and either (A) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (B) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect. 12.2 Remedies. If any Event of Default described in Section 12.1 shall exist, the Administrative Agent may, or upon request of the Majority Lenders, declare all or a portion of the Commitments to be terminated and/or all or a portion of the Loans and other Liabilities to be due and payable, whereupon to the extent so declared the Commitments shall immediately terminate and/or the outstanding Loans and other Liabilities shall become immediately due and payable, all without notice of any kind (except that if an event described in Section 12.1(c) occurs, the Commitments shall immediately terminate and all outstanding Loans and other Liabilities shall become immediately due and payable without declaration or notice of any kind). The Administrative Agent shall promptly advise the Lead Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration. Without limiting the foregoing provisions of this Section 12.2, if an Event of Default exists, the Administrative Agent may exercise all rights and remedies available upon an Event of Default pursuant to any Loan Document and applicable law. 12.3 Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, proceeds from the exercise of its rights hereunder and received by the Administrative Agent pursuant thereto shall be applied as follows: (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable and documented costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Agreement or any of the other Loan Documents; (b) Second, to all other obligations hereunder; provided that distributions shall be made (A) with respect to any fees owing to the Administrative Agent and the Lenders, ratably among the Administrative Agent and any Lenders to which such fees are owed, and (B) with respect to each type of other Liabilities owing to the Lenders such as interest, principal, fees and expenses, ratably among the Lenders, and (C) otherwise in such order or preference as the Majority Lenders may determine. In determining the obligations under this Agreement for purposes of clauses (A) and (B), the Administrative

73 744308325 Agent may in its reasonable discretion make proper allowance to take into account any obligations hereunder not then due and payable; and (c) Third, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto. SECTION 13. ADMINISTRATIVE AGENT. 13.1 Appointment and Authority. Each of the Lenders hereby irrevocably appoints PNC Bank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and, subject to obtaining any consent of the requisite Lenders pursuant to Section 14.2(a), take such other actions on its behalf and exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 13.1 are solely for the benefit of the Administrative Agent and the Lenders, and the Loan Parties shall not have rights as a third party beneficiary of any of such provisions. 13.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Loan Parties or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 13.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Unmatured Event of Default or Event of Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of its Affiliates that is communicated

74 744308325 to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 14.2 and 12.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Unmatured Event of Default or Event of Default unless and until notice describing such Unmatured Event of Default or Event of Default is given to the Administrative Agent in writing by a Loan Party or a Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Unmatured Event of Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 11 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 13.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 13.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 13.5 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the

75 744308325 syndication of the credit facilities provided for herein as well as activities as Administrative Agent. 13.6 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Lead Borrower. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, with approval from the Lead Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States that in each case is a Lender. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent; provided that if the Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Majority Lenders appoint a successor Administrative Agent as provided for above in this Section 13.6. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between each Borrower and such successor. After the retiring Administrative Agent's resignation hereunder and under the other Loan Documents, the provisions of this Section 13.6 and Section 14.5 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Upon the appointment of a successor Administrative Agent hereunder, such successor shall succeed to all of the rights, powers, privileges and duties of PNC Bank as the retiring Administrative Agent and PNC Bank shall be discharged from all of its respective duties and obligations as Administrative Agent under the Loan. 13.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make

76 744308325 its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 13.8 No Other Duties, Etc.. Anything herein to the contrary notwithstanding, none of the Joint Lead Arrangers, Co-Syndication Agents, Co-Documentation Agents or the Bookrunner listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, or a Lender hereunder. 13.9 Administrative Agent's Fee. The Borrowers shall pay to the Administrative Agent a nonrefundable fee under the terms of the Fee Letter. 13.10 [Reserved]. 13.11 No Reliance on Administrative Agent's Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Borrowers, its Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws. 13.12 Funding Reliance. (a) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of LIBOR Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 11:00 a.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.3(b) (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.3(b)) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers jointly and severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from the date such amount is made available to the Borrowers to the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Open Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base

77 744308325 Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by a Borrower shall be without prejudice to any claim a Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from the date such amount is distributed to it to the date of payment to the Administrative Agent, at the greater of the Federal Funds Open Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. 13.13 Erroneous Payments. (a) Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise), individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Open Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.

78 744308325 (b) Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives an Erroneous Payment from the Administrative Agent (or any of its Affiliates) (i) that is in an amount different than (other than a de minimis difference), or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), or (ii) that was not preceded or accompanied by an Erroneous Payment Notice, it shall be on notice that, in each such case, an error has been made with respect to such Erroneous Payment. Each Lender further agrees that, in each such case, or if it otherwise becomes aware an Erroneous Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) that was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Open Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The parties hereto agree that (i) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (ii) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Liabilities owed by the Borrowers, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers for the purpose of making such Erroneous Payment. (d) Each party’s obligations under this Section 13.13 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Liabilities (or any portion thereof) under any Loan Document. SECTION 14. GENERAL. 14.1 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 14.2 Waivers and Amendments.

79 744308325 (a) Generally. Except as otherwise specifically provided for in this Agreement, no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement, the Notes or any other Loan Document shall in any event be effective unless the same shall be in writing and signed and delivered by the Majority Lenders and acknowledged by the Administrative Agent, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall: (i) unless consented to by each Lender affected thereby, (A) increase or extend a Commitment of any Lender or subject any Lender to any additional obligation, (B) reduce the principal of, or rate of interest on, any Loan or any fee or other Liability payable hereunder (provided that any (x) change in the definition, or component thereof, of any ratio used in the calculation of such principal, rate of interest, fee or other Liability payable hereunder, (y) waiver or amendment in respect of a default rate of interest, or (z) change in the mandatory prepayment requirements, shall not, in each case, constitute a reduction in the principal of, or rate of interest on, any Loan or any fee or other Liability payable hereunder), or (C) postpone any date fixed for any payment of principal of, or interest on, any Loan or any fee or other Liability hereunder; (ii) unless consented to by each Lender, (A) waive any condition specified in Section 11.1, (B) change the Percentages or the aggregate unpaid principal amount of the Loans, or the number of Lenders which shall be required to take action hereunder, or the definition of “Majority Lenders”, (C) change Section 6.1, Section 6.4 or Section 12.3, in each case, in a manner that would alter the pro rata sharing of payments required thereby, or (D) change any provision of this Section 14.2; or (iii) No provision of this Agreement (including Section 13) or of any other Loan Document which relates to the rights or duties of the Administrative Agent shall be amended, modified or waived without the written consent of the Administrative Agent. (b) (i) Notwithstanding anything to the contrary herein, no Defaulting Lender will have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (1) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (2) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders will require the consent of such Defaulting Lender. 14.3 Notices. (a) Notices Generally. Except as otherwise expressly provided herein, any notice hereunder to the Borrower, the Administrative Agent or any Lender shall be in

80 744308325 writing (including facsimile communication) and shall be given (i) if to a Loan Party or the Administrative Agent, at its address or facsimile number set forth on Schedule 10.2, and (ii) if to any Lender, at its address or facsimile number set forth in its Administrative Questionnaire or, in each case, at such other address or facsimile number as the recipient may, by written notice, designate as its address or facsimile number for purposes of notices hereunder. All such notices shall be deemed to be given when transmitted by facsimile, when personally delivered or, in the case of a mailed notice, when sent by registered or certified mail, postage prepaid, in each case addressed as specified in this Section 14.3; provided that notices to the Administrative Agent under Section 2, Section 6 and this Section 14.3 shall not be effective until actually received by the Administrative Agent. (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or each Loan Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. Each Loan Party hereby acknowledges that the Administrative Agent and will make available to the Lenders materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE ADMINISTRATIVE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR

81 744308325 OTHER CODE DEFECTS, IS MADE BY ANY ADMINISTRATIVE AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Administrative Agent Parties”) have any liability to either Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Administrative Agent Party; provided that in no event shall any Administrative Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Reliance by the Administrative Agent and the Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Loan Requests) purportedly given by or on behalf of a Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Loan Party shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of each Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 14.4 USA Patriot Act Notice. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address the Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA Patriot Act. The Administrative Agent and each Lender hereby notifies the Loan Parties that, pursuant to the Beneficial Ownership Regulation, it is required to obtain a Beneficial Ownership Certificate. 14.5 Expenses; Indemnity; Damage Waiver. (a) The Borrowers agree that they shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of one transaction counsel for the Administrative Agent and of one local counsel, if any, who may be retained by such counsel), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated

82 744308325 hereby or thereby shall be consummated), and (ii) all reasonable and documented out of pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable and documented fees, charges and disbursements of one counsel (not including local counsel) for the Administrative Agent or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, and (iii) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof, by the Administrative Agent or any Lender as a result of conduct of the Borrowers that violates a sanction enforced by OFAC. (b) The Borrowers agree that they shall indemnify the Administrative Agent (and any subagent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any counsel (not including local counsel) for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrowers arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any liability under any Environmental Law related in any way to a Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non- appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by a Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if a Borrower has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 14.5 shall not apply with respect to any Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) To the extent that a Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) above to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Percentage (determined as of the

83 744308325 time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this clause (c) are several and not joint. (d) To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) All amounts due under this Section shall be payable on demand. (f) The agreements in this Section and the indemnity provisions in Section 14.3(d) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other obligations of the Borrowers under this Agreement and the other Loan Documents. 14.6 Governing Law; Entire Agreement. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. All obligations of the Borrowers and rights of the Lenders and the Administrative Agent expressed herein, in the Notes or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto. 14.7 Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party shall assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 14.8, (ii) by way of participation in accordance with the provisions of Section 14.10, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 14.11 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the

84 744308325 parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 14.10 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. 14.8 Assignments by Lenders. (a) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender's applicable Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause (i)(A) of this Section 14.8, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if the “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $10,000,000, in the case of the Loan of such assigning Lender, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Lead Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loan assigned. (iii) Required Consents. No consent shall be required for any assignment except for the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) to the extent that such assignment is to a Person other than another Lender, an Affiliate of a Lender or an Approved Fund and the consent of the Borrowers (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and (iv) Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of

85 744308325 $5,000 (unless waived by the Administrative Agent in its sole discretion), and the Eligible Assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire provided by the Administrative Agent. (v) No Assignment to Borrower. No such assignment shall be made to a Borrower or any Affiliate or Subsidiary of a Borrower. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of a natural Person). Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 14.9, from and after the effective date specified in each Assignment and Assumption Agreement, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 7.1, 7.2, and 14.5 with respect to facts and circumstances occurring prior to the effective date of such assignment provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. If requested by the assignee Lender, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 14.8 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 14.10. (b) Disqualified Persons. (i) No assignment or participation shall be made to, and no portion of any Commitment Increase shall be provided by, any Person that was a Disqualified Person as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and obligations under this Agreement to such Person or the applicable Increase Effective Date, as the case may be (unless the Borrowers (in their sole and absolute discretion) have consented, in writing, to such assignment or the portion of the Commitment Increase to be provided by such Disqualified Person, in which case such Person will not be considered a Disqualified Person for the purpose of such assignment, participation or Commitment Increase). For the avoidance of doubt, with respect to any assignee or participant or any Lender that provides any portion of a Commitment Increase that becomes a Disqualified Person after the applicable Trade Date (including as a result of the delivery of a

86 744308325 notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Person”), (x) such assignee or Lender shall not retroactively be disqualified from becoming a Lender or participant and (y) the execution by the Borrowers of an Assignment and Assumption or Joinder Agreement with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Person. Any assignment or Commitment Increase in violation of this clause (b)(i) shall not be void, but the other provisions of this clause (b) shall apply. (ii) If any assignment or participation is made to, or any portion of a Commitment Increase is provided by, any Disqualified Person without the Borrowers’ prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Person after the applicable Trade Date, the Borrowers may, at their sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (A) terminate the Commitment of such Disqualified Person and repay all obligations of the Borrowers owing to such Disqualified Person in connection with such Commitment and/or (B) require such Disqualified Person to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section), all of its interest, rights and obligations under this Agreement and related Loan Documents to one or more Eligible Assignees that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Person paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the Loan Documents. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Persons (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrowers, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Person will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Persons consented to such matter, and (y) for purposes of voting on any Debtor Relief Plan, each Disqualified Person party hereto hereby agrees (1) not to vote on such Debtor Relief Plan, (2) if such Disqualified Person does vote on such Debtor Relief Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Debtor Relief Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any

87 744308325 similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) The Administrative Agent shall have the right, and the Borrowers hereby expressly authorize the Administrative Agent, to (A) post the list of Disqualified Persons provided by the Borrowers and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same. 14.9 Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain a record of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Such Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is in such Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 14.10 Participation. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than to (w) a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, (x) a Defaulting Lender, (y) a Borrower or any of the Borrower's Affiliates or Subsidiaries or (z) a Disqualified Person) (each, a “Participant”) in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Participant shall be bound by Section 14.20 and (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 14.5(b) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree (other than as is already provided for herein) to any amendment, modification or waiver with respect to Sections 14.2(a)(i) or 14.2(a)(iii) that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 7.1, 7.2, 7.3 and 7.6 (subject to the requirements and limitations therein) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 14.8; provided that such Participant (A) agrees to be subject to the provisions of Sections 7.4 and 7.5 as if it were an assignee under Section 14.8; and (B) shall not be entitled to receive any greater payment under

88 744308325 Sections 7.1 or 7.6, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Sections 7.4 and 7.5 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 6.3 as though it were a Lender; provided that such Participant agrees to be subject to Section 6.4 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. 14.11 Certain Pledges; Successors and Assigns Generally. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, the European Central or any other applicable central bank or Official Body; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 14.12 Survival. The obligations of the Borrowers under Sections 7 and 14.5, and the obligations of the Lenders under Section 14.5(c), shall in each case survive any termination of this Agreement, the payment in full of all Liabilities and the termination of all Commitments. The representations and warranties made by the Loan Parties in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document. 14.13 Effect of Amendment and Restatement. (a) This Agreement is an amendment and restatement of the terms and provisions of the Existing Term Loan Agreement. Neither the execution and delivery of this Agreement by any Loan Party or any Lender, nor any of the terms or provisions contained herein, shall be construed to be a payment on or with respect to the Indebtedness outstanding under the Existing Term Loan Agreement.

89 744308325 (b) When counterparts executed by all the parties shall have been lodged with the Administrative Agent (or, in the case of any Lender as to which an executed counterpart shall not have been so lodged, the Administrative Agent shall have received facsimile or other written confirmation from such Lender) and all of the conditions set forth in Section 11 shall have been satisfied, this Agreement shall become effective as of the date hereof, and at such time the Administrative Agent shall notify the Lead Borrower and each Lender. (c) The Loan Parties, the Lenders that are party to the Existing Term Loan Agreement and PNC Bank, National Association, as administrative agent under the Existing Term Loan Agreement, acknowledge and agree that upon the effectiveness of this Agreement on the Closing Date, the Existing Term Loan Agreement shall be superseded by this Agreement, and shall terminate and be of no further force or effect (except that any provision thereof which by its terms survives termination thereof shall continue in full force and effect for the benefit of the applicable party or parties), all without any other action by any Person. 14.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 14.15 Execution in Counterparts, Effectiveness, Etc.. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute together but one and the same Agreement. Delivery of a counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually-executed original counterpart hereof. 14.16 Investment. Each Lender represents and warrants that: (a) it is acquiring any Note to be issued to it hereunder for its own account as a result of making a loan in the ordinary course of its commercial banking or lending business and not with a view to the public distribution or sale thereof, nor with any present intention of selling or distributing such Note, but subject, nevertheless, to possible assignments or participations thereof pursuant to Section 14.8 and to any legal or administrative requirement that the disposition of such Lender’s property at all times be within its control, and (b) in good faith it has not and will not rely upon any margin stock (as such term is defined in Regulation U of the FRB) as collateral in the making and maintaining of its Loans. 14.17 Other Transactions. Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with either Borrower or any of its Affiliates in which such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

90 744308325 14.18 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE LOAN PARTIES SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT A LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. 14.19 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDERS AND EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR A LOAN PARTY. EACH LOAN PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT. 14.20 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the

91 744308325 confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any governmental regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and its obligations, (g) with the consent of the Borrowers or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than a Borrower. For purposes of this Section, “Information” means all information of a non-public, confidential and proprietary nature received from a Loan Party or any Subsidiary relating to such Loan Party or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such Loan Party or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The Administrative Agent and the Lenders acknowledge that (a) the Information may include material non-public information concerning a Loan Party or a Subsidiary thereof, as the case may be, (b) it has developed compliance procedures regarding the use of material non- public information and (c) it will handle such material non-public information in accordance with applicable law, including Federal and state securities laws. 14.21 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the obligations hereunder. 14.22 Payments Set Aside. To the extent that any payment by or on behalf of either Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any

92 744308325 Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Liabilities and the termination of this Agreement. 14.23 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent are arm’s-length commercial transactions between such Borrower and its Affiliates, on the one hand, and the Administrative Agent, on the other hand, (B) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) such Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for such Borrower or any of its Affiliates, or any other Person and (B) the Administrative Agent nor has no obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and the Administrative Agent has no obligation to disclose any of such interests to such Borrower or its Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against the Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 14.24 Appointment of Lead Arranger and Bookrunner; No Other Duties. The Borrowers hereby appoints (i) PNC Capital Markets LLC, as Joint Lead Arranger and Bookrunner, (ii) ING Belgium SA/NV, as Joint Lead Arranger and Co-Syndication Agent, (iii) MUFG Bank, Ltd., as Joint Lead Arranger and Co-Syndication Agent, (iv) Bank of America, N.A., as Joint Lead Arranger and Co-Syndication Agent, (v) Truist Securities, Inc., as Joint Lead Arranger and Co-Syndication Agent, (vi) Citibank, N.A., as Co-Documentation Agent, (vii) Crédit Industriel et Commercial, New York Branch, as Co-Documentation Agent, (viii) DBS Bank Ltd., as Co-Documentation Agent, (ix) Fifth Third Bank, National Association, as Co- Documentation Agent, (x) Mizuho Bank Ltd., as Co-Documentation Agent, and (xi) Wells Fargo Bank, N.A., as Co-Documentation Agent. Anything herein to the contrary notwithstanding, no Joint Lead Arranger, Bookrunner, Co-Syndication Agent or Co-Documentation Agent shall have

93 744308325 any powers, duties or responsibilities under this Agreement or any other Loan Documents, except in its capacity as a Lender hereunder. 14.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any the parties hereto, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by, (a) the application of any Write-Down and Conversion Powers by an applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any applicable Resolution Authority. 14.26 Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Interest Rate Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (i) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan

94 744308325 Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (ii) As used in this Section 14.26, the following terms have the following meanings: “BHC Act Affiliate” of a party means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 14.27 Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Agreement a shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [Remainder of page intentionally left blank.]

A&R Term Loan Agreement 744308325 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written. TRITON CONTAINER INTERNATIONAL LIMITED as a Borrower, By:/s/ Michael S. Pearl Name: Michael S. Pearl Title: Vice President & Treasurer

A&R Term Loan Agreement 744308325 TAL INTERNATIONAL CONTAINER CORPORATION, as a Borrower By:/s/ Michael S. Pearl Name: Michael S. Pearl Title: Vice President & Treasurer

A&R Term Loan Agreement 744308325 TRITON INTERNATIONAL LIMITED, as Guarantor By:/s/ Michael S. Pearl Name: Michael S. Pearl Title: Vice President & Treasurer

TCIL A&R Term Loan Agreement 744308325 PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By:/s/ Matthew Titus Name: Matthew Titus Title: Senior Vice President

TCIL A&R Term Loan Agreement 744308325 PNC BANK, NATIONAL ASSOCIATION, as a Lender By:/s/ Matthew Titus Name: Matthew Titus Title: Senior Vice President

TCIL A&R Term Loan Agreement 744308325 PNC CAPITAL MARKETS LLC, as Joint Lead Arranger and Bookrunner By:/s/ Jackson Langham Name: Jackson Langham Title: Vice President

TCIL A&R Term Loan Agreement 744308325 MUFG BANK, LTD., As Lender, Joint Lead Arranger and Co-Syndication Agent By:/s/ George Stoecklein Name: George Stoecklein Title: Managing Director

TCIL A&R Term Loan Agreement 744308325 ING BELGIUM SA/NV, as a Lender, Joint Lead Arranger and Co-Syndication Agent By:/s/ Arnaud Barbanel Name: Arnaud Barbanel Title: Director By:/s/ Luc Missoorten Name: Luc Missoorten Title: Program Manager

TCIL A&R Term Loan Agreement 744308325 BANK OF AMERICA, N.A., as a Lender, Joint Lead Arranger and Co-Syndication Agent By: /s/ Jason Yakabu Name: Jason Yakabu Title: Vice President

TCIL A&R Term Loan Agreement 744308325 CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender and Co-Documentation Agent By:/s/ Adrienne Molloy Name: Adrienne Molloy Title: Managing Director By:/s/ Andrew McKuin Name: Andrew McKuin Title: Managing Director

TCIL A&R Term Loan Agreement 744308325 TRUIST BANK, as a Lender, Joint Lead Arranger and Co-Syndication Agent By:/s/ Madison Waterfield Name: Madison Waterfield Title: Vice President

TCIL A&R Term Loan Agreement 744308325 FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and Co-Documentation Agent By:/s/ Michael Kratofil Name: Michael Kratofil Title: Director

TCIL A&R Term Loan Agreement 744308325 DBS BANK, LTD., as a Lender and Co-Documentation Agent By:/s/ Josephine Lim Name: Josephine Lim Title: Senior Vice President

TCIL A&R Term Loan Agreement 744308325 WELLS FARGO BANK, N.A., as a Lender and Co-Documentation Agent By:/s/ Jerri Kallam Name: Jerri Kallam Title: Director

TCIL A&R Term Loan Agreement 744308325 CITIBANK, N.A., as a Lender and Co-Documentation Agent By:/s/ Martin Dineen Name: Martin Dineen Title: Authorized Signer

TCIL A&R Term Loan Agreement 744308325 ROYAL BANK OF CANADA, NEW YORK BRANCH, as a Lender By:/s/ Scott Umbs Name: Scott Umbs Title: Authorized Signatory

TCIL A&R Term Loan Agreement 744308325 SUMITOMO MITSUI BANKING CORPORATION, as a Lender By:/s/ Laurent Levy Name: Laurent Levy Title: Managing Director

TCIL A&R Term Loan Agreement 744308325 CITIZENS BANK, N.A., as a Lender By:/s/ William J. O’Meara Name: William J. O’Meara Title: Senior Vice President

TCIL A&R Term Loan Agreement 744308325 CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, as a Lender By:/s/ Marguerite Sutton Name: Marguerite Sutton Title: Vice President

TCIL A&R Term Loan Agreement 744308325 MIZUHO BANK, LTD., as a Lender By:/s/ Donna DeMagistris Name: Donna DeMagistris Title: Executive Director

TCIL A&R Term Loan Agreement 744308325 REGIONS BANK, as a Lender By:/s/ Daniel Leonard Name: Daniel Leonard Title: Vice President

TCIL A&R Term Loan Agreement 744308325 ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK & TRUST, as a Lender By:/s/ Melissa Chang Name: Melissa Chang Title: 1st Vice President

Schedule I 744308325 SCHEDULE I COMMITMENTS AND PERCENTAGES Name of Lender Commitment Percentage PNC BANK $158,333,333.34 13.19444% ING BELGIUM $150,000,000.00 12.50000% BANK OF AMERICA $113,333,333.33 9.44444% TRUIST BANK $113,333,333.33 9.44444% MUFG BANK $95,000,000.00 7.91667% CITIBANK $60,000,000.00 5.00000% DBS BANK $60,000,000.00 5.00000% FIFTH THIRD BANK $60,000,000.00 5.00000% MIZUHO BANK $60,000,000.00 5.00000% WELLS FARGO BANK $60,000,000.00 5.00000% CRÉDIT INDUSTRIEL ET COMMERCIAL $40,000,000.00 3.33333% CITIZENS BANK $45,000,000.00 3.75000% REGIONS BANK $45,000,000.00 3.75000% ROYAL BANK OF CANADA $45,000,000.00 3.75000% SUMITOMO MITSUI BANKING CORPORATION $45,000,000.00 3.75000% CALIFORNIA BANK & TRUST $25,000,000.00 2.08333% CITY NATIONAL BANK $25,000,000.00 2.08333% TOTALS $1,200,000,000 100.00%